DoubleLine Funds

Prospectus

August 31, 2015, as supplemented on May 24, 2016

DoubleLine Strategic Commodity Fund

- Class  I  Shares — DBCMX

- Class N Shares — DLCMX

Share Classes

This Prospectus tells you about the Class I and Class N shares of the DoubleLine Strategic Commodity Fund (the “Fund”), a series of DoubleLine Funds Trust (the “Trust”).

Please read this document carefully before investing, and keep it for future reference.

The Securities and Exchange Commission, the Commodity Futures Trading Commission, and any state securities commission have not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund Summary

DoubleLine Strategic Commodity Fund

Investment Objective

The Fund’s investment objective is to seek long-term total return.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Share Class	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (as a percentage of shares redeemed within 90 days of purchase)	None	None
Fee for Redemption by Wire	$15	$15
Exchange Fee	None	None
Account Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Class I		Class N
Management Fees	0.90%		0.90%
Distribution and/or Service (12b-1) Fees	None		0.25%
Other Expenses (includes sub-transfer agent accounting or administrative services expenses)[1]	0.39%		0.39%
Acquired Fund Fees and Expenses[1,2]	0.01%		0.01%
Total Annual Fund Operating Expenses	1.30%		1.55%
Fee Waiver and/or Expense Reimbursement[3]	(0.19%	)	(0.19%	)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.11%		1.36%

[1]	Based on estimated amounts for the current fiscal year.

[2]	‘‘Acquired Fund Fees and Expenses’’ are expenses indirectly incurred by the Fund as a result of its investments in one or more underlying funds, including exchange-traded funds and money market funds.

[3]

DoubleLine Commodity LP (the “Adviser”) has contractually agreed to waive its investment advisory fee and to reimburse the Fund for other ordinary operating expenses to the extent necessary to limit ordinary operating expenses to an amount not to exceed 1.10% for Class I shares and 1.35% for Class N shares. Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. These expense limitations are expected to apply until at least May 13, 2017, except that they may be terminated by the Board of Trustees at any time. To the extent that the Adviser waives its investment advisory fee and/or reimburses the Fund for other ordinary operating expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed, subject to the expense limitation in place at the time such amounts were waived or reimbursed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Fund’s expense limitation for the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class I	Class N
1 Year	$113	$138
3 Years	$393	$471

Portfolio Turnover

The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

The Fund normally seeks to generate long term total return through long and short exposures to commodity-related investments. The Fund expects to gain commodity-related investment exposure primarily through derivatives contracts, securities, or other instruments that provide a return tied to a commodities index, a basket of commodities, or a single commodity. The Fund uses investment leverage to achieve commodity exposures and expects to have, under normal circumstances, investment exposure to commodities in an amount up to the value of the Fund’s total assets.

The Adviser may use a variety of commodity-related investment strategies in pursuing the Fund’s investment objective, including the following principal approaches:

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Long Basket or Index-Related Exposure. The Adviser may create one or more long commodity-related positions in the Fund’s portfolio, representing what the Adviser considers from time to time to be efficient, broad-based exposure to a number of commodities. For example, the Adviser may identify one or more baskets or indexes of commodities, which will typically be administered and maintained by a third party, although the Adviser may provide recommendations to the basket or index sponsor during the construction of the basket or index or from time to time thereafter as to the exposures to be reflected in the basket or index. In pursuit of this strategy, the Adviser will normally attempt to replicate within the Fund’s portfolio the commodity exposures of the basket or index. These basket- or index-based exposures will typically comprise at least 50% of the Fund’s commodity exposures, and may constitute as much as 100% of the Fund’s commodity exposures. The Adviser, in its discretion, may add or replace the baskets or indexes, or may determine to implement the Fund’s investment program without relying on any baskets or indexes. In the latter case, the adviser would rely principally on the investment techniques described under “Tactical Commodity Exposure,” below. As of May 24, 2016, the Adviser has licensed the right to use the Morgan Stanley BFMCISM (described below) (the “Morgan Stanley Index”) in implementing the Fund’s principal investment strategies.

-	Tactical Commodity Exposure. The Adviser may seek to generate additional returns or modify the Fund’s broad-based commodities exposure by taking long and/or short positions in individual commodities or in other baskets of commodities or commodity indexes. These investments may be made in commodities that are not represented in the basket or index of commodities through which the Fund may be obtaining broad-based commodities exposures. The Adviser will determine whether to take such positions based on the Adviser’s quantitative models as well as the Adviser’s views of changing market, economic and political factors, market fundamentals, macroeconomic trends, and global or local events. The Adviser may also seek to pursue “market neutral” returns by creating roughly equal “long” and “short” exposures on different commodities of any kind. The Fund’s tactical commodity exposure will be actively managed, and the allocation of the Fund’s assets to various commodities will change over time, sometimes rapidly.

The Fund may also employ commodity roll-timing strategies. “Rolling” derivative-related exposure is the process by which the holder of a particular derivative instrument or other instrument providing investment exposure (such as a futures contract) will sell or close out the instrument on or before the termination or expiration date and simultaneously purchase or enter into a new instrument with identical terms except for a later termination date. “Roll-timing” is a process by which the Fund may seek to add incremental return through the timing of its commodity roll activities. For example, if the structure of an index reflects the effect of derivative “rolls” in the markets, the Fund might attempt to time its own roll activities to gain a pricing advantage over the pricing reflected in the index. The Adviser may consider the historical “backwardation” of commodity-related futures contracts in constructing the Fund’s portfolio and as part of any roll-timing strategies it uses. (Backwardation can occur when a futures contract calling for delivery of a commodity in the future has a lower value than the current “spot” or market price of the commodity. The value of such a futures contract may have the potential to appreciate to the value of the spot price as the contract approaches expiration, although there can be no assurance that it will.)

If the Fund obtains its commodities exposures through futures contracts and other derivatives not requiring significant investments of the Fund’s cash, the Fund would have free cash available to invest in other assets. The Fund currently expects that those other investments will comprise principally fixed-income investments. See “Fixed Income Investments,” below. It is possible that the Fund might lose money on both its commodity exposures and on its fixed-income investments.

The Morgan Stanley Index. The Morgan Stanley Index is expected to track the performance of futures contracts on eleven commodities, selected by Morgan Stanley Capital Group Inc. (the “Morgan Stanley Index Sponsor”), a direct, wholly-owned subsidiary of Morgan Stanley, based on (i) the contracts’ historical backwardation relative to other commodity-related futures contracts and (ii) the contracts’ historical liquidity. (Backwardation refers to a potential market structure where a longer dated futures contract has a lower value than the spot price for the contract’s reference commodity. The longer dated futures contract of a backwardated commodity has the potential to appreciate to the value of the spot price of the reference commodity as the contract approaches expiration.) Of the commodities represented in the Morgan Stanley Index, currently five are in the energy sector, two are in the industrial metals sector, and four are in the agricultural sector or livestock sector. As of the date of its initial constitution, the Morgan Stanley Index’s exposure will be weighted approximately one third to each of the energy sector, the industrial metals sector, and the agricultural and livestock sectors. The Morgan Stanley Index’s actual exposure to futures contracts and sectors will change throughout the year based on changes in the market values of the futures contracts. The Morgan Stanley Index Sponsor also may alter the commodities that comprise the Morgan Stanley Index or the parameters that determine the futures contracts that comprise the Morgan Stanley Index.

The Adviser may substitute another commodities-related index for the Morgan Stanley Index at any time and without notice or work with another index sponsor to create a custom commodities-related index.

There is no limit on the amount of the Fund’s exposures to any one or more specific commodities or sectors, and the Fund may at times have significant exposure to a single commodity or a limited number of commodities. The Fund may invest without limit in investments tied to any one or more foreign countries, including emerging market countries, and investments denominated in foreign currencies.

The Adviser may seek to effect the Fund’s commodity-related investment strategies by investing in a variety of instruments, such as total and excess return swaps, futures contracts, options on futures, forward contracts, exchange traded products, including exchange traded funds and exchange traded notes, structured notes, common or preferred stocks of subsidiaries of the Fund that invest directly or indirectly in commodities, and other investments intended to provide long or short exposure to one or more commodities.

The Fund expects that many of the instruments in which it will invest will involve leverage. When the Fund utilizes leverage, small changes in the values of the underlying commodity prices may result in significant changes in the values of the Fund’s investments, and the Fund can lose significantly more than the amount it invests in an instrument, or the margin it supplies to its counterparty on the instrument.

Fixed Income Investments. The Fund will normally create its commodities exposures using derivatives and other instruments that allow the Fund to achieve those exposures without significant payments of cash. As a result, the Fund expects to have available to it cash assets to invest in securities or other instruments. The Fund may invest directly in debt instruments; alternatively, the Adviser may choose to invest all or a portion of the Fund’s assets in one or more DoubleLine fixed income funds. Debt instruments in which the Fund may invest, may include, by way of example, (i) securities or other income-producing instruments issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored corporations (including inflation-protected securities); (ii) other investment companies; or (iii) short-term investments, such as commercial paper, repurchase agreements and money market funds.

The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described in this Prospectus by investing in other investment funds. The Fund may invest in other investment companies, including, for example, other open-end or closed-end investment companies, ETFs, and domestic or foreign private investment vehicles, including investment companies sponsored or managed by the Adviser or its related parties. The Fund may from time to time invest in one or more subsidiary private investment vehicles organized outside the United States that invest directly or indirectly in commodities and commodity-related investments or in derivatives transactions relating to commodities where the Adviser determines that it may benefit the Fund if the subsidiary invests in those transactions. The amount of the Fund’s investment in certain investment companies or investment pools may be limited by law or by tax considerations.

The Fund may make any investment or use any investment strategy consistent with applicable law. The Fund may engage in short sales, either to earn additional return or to hedge existing investments. The Fund may enter into derivatives transactions of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets, reference rates, or indexes. These instruments include, among others, options, futures contracts, forward currency contracts, swap agreements and similar instruments. The Fund may use derivatives transactions with the purpose or effect of creating investment leverage. Although the Fund reserves the right to invest in derivatives of any kind, it currently expects that it may use the following types of derivatives: futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and total and excess return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, commodities, securities, currencies, or other indicators of value. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this Prospectus and in the Fund’s SAI.

There is no limit on the amount of the Fund’s assets that may be allocated to one or more commodities, specific asset classes or market sectors. The Fund may invest without limit in obligations of issuers in any country or group of countries, including emerging market countries. The amount of the Fund’s investment in a particular asset class, or the types of investments it may make in a particular asset class, may be limited by tax considerations or limitations imposed by applicable law.

The Adviser may engage in active and frequent trading of the Fund’s portfolio investments. To the extent that it does so, the Fund may incur greater transaction costs and may make greater distributions of income and gains, which will be taxable to shareholders who do not hold their shares through a tax-advantaged or tax-deferred account. Any percentage limitation and requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

Portfolio investments may be sold at any time. By way of example, sales may occur when the Fund’s portfolio manager determines to take advantage of what the portfolio manager considers to be a better investment opportunity, when the portfolio manager believes the portfolio investments no longer represent relatively attractive investment opportunities, when the portfolio manager perceives deterioration in the credit fundamentals of the issuer, or when the individual security has reached the portfolio manager’s sell target.

Principal Risks

Since the Fund will hold investments with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio investments increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

affiliated fund risk: the risk that, due to its own financial interest or other business considerations, the Adviser may have an incentive to invest a portion of the Fund’s assets in investment companies sponsored or managed by the Adviser or its related parties in lieu of investments by the Fund directly in portfolio securities, or may have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, the Adviser may have an incentive to delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the Adviser or its related parties.

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asset allocation risk: the risk that the Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors and/or underlying funds and that such allocation will focus on asset classes, sectors, underlying funds, or investments that perform poorly or underperform other asset classes, sectors, underlying funds, or available investments.

•	cash position risk: to the extent that the Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited.

•

commodities risk: the risk that the value of the Fund’s shares may be affected by changes in the values of the Fund’s investment exposures to commodities or commodity-related instruments, which may be extremely volatile and difficult to value. The value of commodities and commodity-related instruments may be affected by market movements, commodity index volatility, changes in interest rates, or factors affecting a particular sector, industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The Fund may at times have significant exposure to particular sectors through its commodities-related investments, including, without limitation, the energy, industrial metals, and agricultural and livestock sectors and may be exposed to greater risk associated with events affecting those sectors.

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counterparty risk: the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. Subject to certain limitations for U.S. federal income tax purposes, the Fund is not subject to any limit with respect to the number of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risks:

¡	credit risk: the risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. As a result, the

Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

¡

extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

¡

interest rate risk: the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase. Certain other investments, such as inverse floaters and certain derivative instruments, may have a negative duration. The value of instruments with a negative duration will generally decline if interest rates decrease. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.

•	derivatives risk: the risk that an investment in derivatives will not perform as anticipated by the Adviser, cannot be closed out at a favorable time or price, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

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emerging market country risk: the risk that investing in emerging markets will be subject to greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, thinner trading markets, different clearing and settlement procedures and custodial services, and less developed legal systems than in many more developed countries.

•

exchange-traded note risk: the risk that the level of the particular market benchmark or strategy to which the note’s return is linked will fall in value; exchange-traded notes are subject to the credit risk of the issuer.

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focused investment risk: a fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of such a fund is more susceptible to any single economic, market, political or regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors or asset classes in which the Fund is invested. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.

•	foreign investing risk: the risk that the Fund’s investments will be affected by political, regulatory, and economic risks not present in domestic investments. If the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate or restrict foreign exchange transactions. To the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

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index risk: the risk that the portion of the Fund invested in instruments tied to an index or basket of commodities may not match or may underperform the return of the index or basket for a number of reasons, including, for example, (i) the performance of derivatives related to an index or basket in which the Fund invests may not correlate with the performance of the index or basket and will be reduced by transaction costs or other aspects of the transaction’s pricing; (ii) the Fund may not be able to find counterparties willing to enter into derivative instruments whose returns are based on the return of the index or basket, or the Fund may be unable to find parties who are willing to enter into transactions at an acceptable cost or level of risk to the Fund; and (iii) errors may arise in carrying out an index’s methodology, or an index provider may incorrectly report information concerning the index. There can be no guarantee that any index, including the Morgan Stanley Index, will be maintained indefinitely or that the Fund will be able to continue to utilize a specific index to implement the Fund’s principal investment strategies indefinitely.

Although the Adviser has licensed the right to use the Morgan Stanley Index as part of implementing the Fund’s principal investment strategies, there can be no assurance that the Morgan Stanley Index Sponsor will maintain it indefinitely, that the Fund will use the Morgan Stanley Index to implement its principal investment strategies, or that other circumstances will not prevent the Fund from obtaining cost-effective synthetic investment exposure to the Morgan Stanley Index. In those or similar conditions, the Adviser may, in its sole discretion and without advance notice to shareholders, license or select another index or basket of commodities to use in implementing the Fund’s principal investment strategies. There can be no assurance that any substitute index or basket so selected will be similar to the Morgan Stanley Index or will perform in a manner similar to the Morgan Stanley Index. Unavailability of the Morgan Stanley Index could affect adversely the ability of the Fund to achieve its investment objective.

The Morgan Stanley Index consists of futures contracts that were selected, in part, on the basis of their historical backwardation in relation to the spot price for the underlying commodity. Any investment exposure tied or related to the Morgan Stanley Index is subject to, among other things, the risk that the historical behavior of the futures contracts comprising the Morgan Stanley Index may not continue as expected and that the prices of the futures contracts held by the Fund may depreciate as they approach their expiration dates.

•

investment company and exchange-traded fund risk: the risk that an investment company or other pooled investment vehicle, including any ETFs, in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must pay its pro rata portion of an investment company’s fees and expenses.

•

large shareholder risk: the risk that certain account holders, including funds or accounts over which the Adviser (or related parties of the Adviser) has investment discretion, may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by the Adviser (or related parties of the Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

•

leveraging risk: the risk that certain investments by the Fund involving leverage may have the effect of increasing the volatility of the Fund’s portfolio, and the risk of loss in excess of invested capital.

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limited operating history risk: the risk that a newly formed fund has no or a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

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liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment. Illiquidity may be the result of, for example, low trading volume, lack of a market maker, or contractual or legal restrictions that limit or prevent the Fund from selling securities or closing derivative positions. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

•

market risk: the risk that the markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current historically low interest rate environment.

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non-diversification risk: the risk that, because a relatively higher percentage of the Fund’s assets may be invested in a limited number of issuers or commodities, the Fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund investing in a broader range of issuers or commodities. A decline in the market value of one of the Fund’s investments may affect the Fund’s value more than if the Fund were a diversified fund.

•

portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by the Fund will underperform other comparable funds because of the portfolio manager’s choice of investments.

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portfolio turnover risk: the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

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securities or sector selection risk: the risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio manager’s choice of securities or sectors for investment. To the extent the Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors. For example, the values of securities of companies in the same or related sectors may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market, political or other developments specific to that sector or related sectors.

•	short position risk: the risk that an increase in the value of an instrument with respect to which the Fund has established a short position will result in a loss to the Fund.

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structured products and structured notes risk: the risk that an investment in a structured product may decline in value due to changes in the underlying instruments on which the product is based. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Holders of structured products indirectly bear risks associated with the underlying investments, index or reference obligation, and are subject to counterparty risk. Structured products are generally privately offered and sold, and thus, are not registered under the securities laws. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations.

•

tax risk: in order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (“Code”), the Fund must meet requirements regarding, among other things, the source of its income. Certain investments in commodity-linked derivatives do not give rise to qualifying income for this purpose, and it is possible that certain investments in other commodity-linked instruments, ETFs and other investment pools will not give rise to qualifying income. Any income the Fund derives from investments in instruments that do not generate qualifying income must be limited to a maximum of 10% of the Fund’s annual gross income. If the Fund were to earn non-qualifying income in excess of 10% of its annual gross income, it could fail to qualify as a regulated investment company for that year. If the Fund were to fail to qualify as a regulated investment company, the Fund would be subject to tax and shareholders of the Fund would be subject to the risk of diminished returns.

•

U.S. Government securities risk: the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

Please see “Additional Information About Principal Investment Strategies and Principal Risks — Principal Risks” for a more detailed description of the risks of investing in the Fund.

Performance

Because the Fund commenced operations on May 18, 2015, total return information is not yet available for a full calendar year. Financial information for the Fund from May 18, 2015 through September 30, 2015 is available in the Fund’s semiannual report, copies of which, together with updated information on the Fund’s investment results, may be obtained at no charge by calling 877-DLine11 (877-354-6311) or by visiting the Fund’s website at www.doublelinefunds.com. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Investment Adviser

DoubleLine Commodity LP is the investment adviser to the Fund.

Portfolio Manager

The following portfolio manager is primarily responsible for the management of the Fund:

Name	Experience with the Fund	Primary Title with the Investment Adviser
Jeffrey J. Sherman	Since the Fund’s inception in 2015	Portfolio Manager

Purchase and Sale of Shares

You may purchase or redeem shares on any business day when the New York Stock Exchange (“NYSE”) opens for regular trading by written request via mail (DoubleLine Funds Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 877-DLine11 (877-354-6311), or through authorized dealers, brokers, or other service providers (“financial intermediaries”). Telephone transactions will be permitted unless you decline this privilege on your initial purchase application. The minimum initial and subsequent investment amounts for different types of accounts are shown below, although we may reduce or waive the minimums in some cases.

	Minimum Initial Investment:		Subsequent Investment:
	Regular Accounts	IRAs	All Accounts and Automatic Investment Plans
Class I Shares	$100,000	$5,000	$100
Class N Shares	$2,000	$500	$100

The minimum investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. Certain financial intermediaries also may have their own investment minimums, which may differ from the Fund’s minimums, and may be waived at the intermediaries’ discretion. The Fund reserves the right to change or waive the minimum initial and subsequent investment amounts without prior notice or to waive the minimum investment amounts for certain intermediaries or individual investors in its discretion.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. If you invest through such tax-advantaged arrangements, you may be taxed later upon withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser, and the Fund’s distributor or any of their affiliates or related parties may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your individual salesperson or visit your financial intermediary’s website for more information.

Additional Information About

Principal Investment Strategies and Principal Risks

Investment Objective

The Fund’s investment objective is to seek long term total return. The Fund’s investment objective is non-fundamental, which means the Fund may change its investment objective without shareholder approval or prior notice.

Principal Investment Strategies

The Fund normally seeks to generate long term total return through long and short exposures to commodity-related investments. The Fund expects to gain commodity-related investment exposure primarily through derivatives contracts, securities, or other instruments that provide a return tied to a commodities index, a basket of commodities, or a single commodity. The Fund uses investment leverage to achieve commodity exposures and expects to have, under normal circumstances, investment exposure to commodities in an amount up to the value of the Fund’s total assets.

The Adviser may use a variety of commodity-related investment strategies in pursuing the Fund’s investment objective, including the following principal approaches:

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Long Basket or Index-Related Exposure. The Adviser may create one or more long commodity-related positions in the Fund’s portfolio, representing what the Adviser considers from time to time to be efficient, broad-based exposure to a number of commodities. For example, the Adviser may identify one or more baskets or indexes of commodities, which will typically be administered and maintained by a third party, although the Adviser may provide recommendations to the basket or index sponsor during the construction of the basket or index or from time to time thereafter as to the exposures to be reflected in the basket or index. In pursuit of this strategy, the Adviser will normally attempt to replicate within the Fund’s portfolio the commodity exposures of the basket or index. These basket- or index-based exposures will typically comprise at least 50% of the Fund’s commodity exposures, and may constitute as much as 100% of the Fund’s commodity exposures. The Adviser, in its discretion, may add or replace the baskets or indexes, or may determine to implement the Fund’s investment program without relying on any baskets or indexes. In the latter case, the adviser would rely principally on the investment techniques described under “Tactical Commodity Exposure,” below. As of May 24, 2016, the Adviser has licensed the right to use the Morgan Stanley BFMCISM (described below) (the “Morgan Stanley Index”) in implementing the Fund’s principal investment strategies.

-	Tactical Commodity Exposure. The Adviser may seek to generate additional returns or modify the Fund’s broad-based commodities exposure by taking long and/or short positions in individual commodities or in other baskets of commodities or commodity indexes. These investments may be made in commodities that are not represented in the basket or index of commodities through which the Fund may be obtaining broad-based commodities exposures. The Adviser will determine whether to take such positions based on the Adviser’s quantitative models as well as the Adviser’s views of changing market, economic and political factors, market fundamentals, macroeconomic trends, and global or local events. The Adviser may also seek to pursue “market neutral” returns by creating roughly equal “long” and “short” exposures on different commodities of any kind. The Fund’s tactical commodity exposure will be actively managed, and the allocation of the Fund’s assets to various commodities will change over time, sometimes rapidly.

The Fund may also employ commodity roll-timing strategies. “Rolling” derivative-related exposure is the process by which the holder of a particular derivative instrument or other instrument providing investment exposure (such as a futures contract) will sell or close out the instrument on or before the termination or expiration date and simultaneously purchase or enter into a new instrument with identical terms except for a later termination date. “Roll-timing” is a process by which the Fund may seek to add incremental return through the timing of its commodity roll activities. For example, if the structure of an index reflects the effect of derivative rolls in the markets, the Fund might attempt to time its own roll activities to gain a pricing advantage over the pricing reflected in the index. The Adviser may consider the historical “backwardation” of commodity-related futures contracts in constructing the Fund’s portfolio and as part of any roll-timing strategies it uses. (Backwardation can occur when a futures contract calling for delivery of a commodity in the future has a lower value than the current “spot” or market price of the commodity. The value of such a futures contract may have the potential to appreciate to the value of the spot price as the contract approaches expiration, although there can be no assurance that it will.)

If the Fund obtains its commodities exposures through futures contracts and other derivatives not requiring significant investments of the Fund’s cash, the Fund would have free cash available to invest in other assets. The Fund currently expects that those other investments will comprise principally fixed-income investments. See “Fixed Income Investments,” below. It is possible that the Fund might lose money on both its commodity exposures and on its fixed-income investments.

The Morgan Stanley Index. The Morgan Stanley Index is expected to track the performance of futures contracts on eleven commodities, selected by the Morgan Stanley Index Sponsor based on (i) the contracts’ historical backwardation relative to other commodity-related futures contracts and (ii) the contracts’ historical liquidity. (Backwardation refers to a potential market structure where a longer dated futures contract has a lower value than the spot price for the contract’s reference commodity. The longer dated futures contract of a backwardated commodity has the potential to appreciate to the value of the spot price of the reference commodity as the contract approaches expiration.) Of the commodities represented in the Morgan Stanley Index, currently five are in the energy sector, two are in the industrial metals sector, and four are in the agricultural sector or livestock sector. As of the date of its initial constitution, the Morgan Stanley Index’s exposure will be weighted approximately one third to each of the energy sector, the industrial metals sector, and the agricultural and livestock sectors. The Morgan Stanley Index’s actual exposure to futures contracts and sectors will change throughout the year based on changes in the market values of the futures contracts. The Morgan Stanley Index Sponsor also may alter the commodities that comprise the Morgan Stanley Index or the parameters that determine the futures contracts that comprise the Morgan Stanley Index.

The Adviser may substitute another commodities-related index for the Morgan Stanley Index at any time and without notice or work with another index sponsor to create a custom commodities-related index.

There is no limit on the amount of the Fund’s exposures to any one or more specific commodities or sectors, and the Fund may at times have significant exposure to a single commodity or a limited number of commodities. The Fund may invest without limit in investments tied to any one or more foreign countries, including emerging market countries, and investments denominated in foreign currencies.

The Adviser may seek to effect the Fund’s commodity-related investment strategies by investing in a variety of instruments, such as total and excess return swaps, futures contracts, options on futures, forward contracts, exchange traded products, including exchange traded funds and exchange traded notes, structured notes, common or preferred stocks of subsidiaries of the Fund that invest directly or indirectly in commodities, and other investments intended to provide long or short exposure to one or more commodities.

The Fund expects that many of the instruments in which it will invest will involve leverage. When the Fund utilizes leverage, small changes in the values of the underlying commodity prices may result in significant changes in the values of the Fund’s investments, and the Fund can lose significantly more than the amount it invests in an instrument, or the margin it supplies to its counterparty on the instrument.

Fixed Income Investments. The Fund will normally create its commodities exposures using derivatives and other instruments that allow the Fund to achieve those exposures without significant payments of cash. As a result, the Fund expects to have available to it cash assets to invest in securities or other instruments. The Fund may invest directly in debt instruments; alternatively, the Adviser may choose to invest all or a portion of the Fund’s assets in one or more DoubleLine fixed income funds. Debt instruments in which the Fund may invest, may include, by way of example, (i) securities or other income-producing instruments issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored corporations (including inflation-protected securities); (ii) other investment companies; or (iii) short-term investments, such as commercial paper, repurchase agreements and money market funds. The Adviser will normally seek to construct the fixed-income portion of the investment portfolio for the Fund with a dollar-weighted average effective duration of three years or less.

The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described in this Prospectus by investing in other investment funds. The Fund may invest in other investment companies, including, for example, other open-end or closed-end investment companies, ETFs, and domestic or foreign private investment vehicles, including investment companies sponsored or managed by the Adviser or its related parties. The Fund may from time to time invest in one or more subsidiary private investment vehicles organized outside the United States that invest directly or indirectly in commodities and commodity-related investments or in derivatives transactions relating to commodities where the Adviser determines that it may benefit the Fund if the subsidiary invests in those transactions. The investment objective and strategies of any subsidiary the Fund invests in will be substantially similar or identical to those of the Fund, except that the subsidiary will not ordinarily expect to have significant cash assets available to invest in securities or other instruments other than commodity-related investments. The amount of the Fund’s investment in certain investment companies or investment pools may be limited by law or by tax considerations.

The Fund may make any investment or use any investment strategy consistent with applicable law. The Fund may engage in short sales, either to earn additional return or to hedge existing investments. The Fund may enter into derivatives transactions of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets, reference rates, or indexes. These instruments include, among others, options, futures contracts, forward currency contracts, swap agreements and similar instruments. The Fund may use derivatives transactions with the purpose or effect of creating investment leverage. Although the Fund reserves the right to invest in derivatives of any kind, it currently expects that it may use the following types of derivatives: futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and total and excess return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, commodities, securities, currencies, or other indicators of value. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this Prospectus and in the Fund’s SAI.

The Fund may invest in other investment companies or private investment vehicles managed by the Adviser or related parties of the Adviser, including other DoubleLine Funds, to the extent permitted by applicable law. Investing in such vehicles involves potential conflicts of interest. For example, the Adviser or its related parties may receive fees based on the amount of assets invested in such other investment vehicles, which fees may be higher than the fees the Adviser receives for managing the Fund. Investment by the Fund in those other vehicles may be beneficial in the management of those other vehicles, by helping to achieve economies of scale or enhancing cash flows. The Adviser may have an incentive to delay selling or redeeming the Fund’s investment in an affiliated vehicle in order to minimize any adverse effect on that other vehicle. This and other factors may give the Adviser an economic or other incentive to make or retain an investment for the Fund in an affiliated investment vehicle in lieu of other investments that may also be appropriate for the Fund. To reduce this potential conflict of interest, the Adviser has agreed to reduce its advisory fee to the extent of advisory fees paid to the Adviser or its related parties by other investment vehicles in respect of assets of the Fund invested in those vehicles.

There is no limit on the amount of the Fund’s assets that may be allocated to one or more commodities, specific asset classes or market sectors. The Fund may invest without limit in obligations of issuers in any country or group of countries, including emerging market countries. The amount of the Fund’s investment in a particular asset class, or the types of investments it may make in a particular asset class, may be limited by tax considerations or limitations imposed by applicable law.

Temporary Defensive Strategies. At times, the Adviser may judge that market conditions may make pursuing the Fund’s investment strategies inconsistent with the best interests of its shareholders. The Adviser then may temporarily use alternative strategies that are mainly designed to limit the Fund’s losses. In implementing these strategies, the Fund may invest primarily in, among other things, U.S. Government and agency obligations, cash or money market instruments (including, to the extent permitted by law or applicable exemptive relief, money market funds), or any other securities the Adviser considers consistent with such defensive strategies. During this period, the Fund may not achieve its investment objective.

The Adviser may engage in active and frequent trading of the Fund’s portfolio investments. To the extent that it does so, the Fund may incur greater transaction costs and may make greater distributions of income and gains, which will be taxable to shareholders who do not hold their shares through a tax-advantaged or tax-deferred account. Any percentage limitation and requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

Portfolio investments may be sold at any time. By way of example, sales may occur when the Fund’s portfolio manager determines to take advantage of what the portfolio manager considers to be a better investment opportunity, when the portfolio manager believes the portfolio investments no longer represent relatively attractive investment opportunities, when the portfolio manager perceives deterioration in the credit fundamentals of the issuer, or when the individual security has reached the portfolio manager’s sell target.

Although a portion of the Fund’s assets may be invested in instruments the performance of which is based on an index, the Fund’s overall portfolio is not designed to replicate the performance of any index. The Fund’s performance will deviate, potentially significantly, from the performance of any index used by the Fund.

Principal Risks. It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its NAV, yield and total return, are (in alphabetical order) the following:

•	Affiliated Fund Risk
•	Asset Allocation Risk
•	Cash Position Risk
•	Commodities Risk
•	Counterparty Risk
•	Debt Securities Risks
•	Derivatives Risk
•	Emerging Market Country Risk
•	Exchange-Traded Note Risk
•	Focused Investment Risk
•	Foreign Investing Risk
•	Index Risk
•	Investment Company and Exchange-Traded Fund Risk
•	Large Shareholder Risk
•	Leveraging Risk
•	Limited Operating History Risk
•	Liquidity Risk
•	Market Risk
•	Non-Diversification Risk
•	Portfolio Management Risk
•	Portfolio Turnover Risk
•	Price Volatility Risk
•	Securities or Sector Selection Risk
•	Short Position Risk
•	Structured Products and Structured Notes Risk
•	Tax Risk
•	U.S. Government Securities Risk

Principal Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment may earn for you — and the more you can lose.

Since the Fund will hold investments with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio investments increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. When you sell your shares of the Fund, they could be worth more or less than what you paid for them.

The Fund is affected by changes in the economy, in portfolio securities and in the various markets for financial instruments. There is also the possibility that investment decisions the Adviser makes with respect to the investments of the Fund will not accomplish what they were designed to achieve or that the investments will have disappointing performance.

Your investment in the Fund may be subject (in varying degrees) to the following risks discussed below. The Fund may be more susceptible to some of the risks than others.

Affiliated Fund Risk

Investing in other investment companies or private investment vehicles sponsored or managed by the Adviser or related parties of the Adviser, including other series of the Trust and DoubleLine Equity Funds (each, a “DoubleLine Fund” and, collectively, the “DoubleLine Funds”), involves potential conflicts of interest. For example, the Adviser or its related parties may receive fees based on the amount of assets invested in such other investment vehicles, which fees may be higher than the fees the Adviser receives for managing the Fund. Investment by the Fund in those other vehicles may be beneficial in the management of those other vehicles, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, the Adviser may have an incentive to invest a portion of the Fund’s assets in investment companies sponsored or managed by the Adviser or its related parties in lieu of investments by the Fund directly in portfolio securities, or may have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, the Adviser may have an incentive to delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the Adviser or its related parties.

Asset Allocation Risk

The Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated among the asset classes, sectors and/or underlying funds in which it invests. It is possible that the Adviser will focus on asset classes, sectors, underlying funds, or investments that perform poorly or underperform other asset classes, sectors, underlying funds, or available investments under various market conditions. You could lose money on your investment in the Fund as a result of these allocation decisions. To the extent that the Fund invests a significant portion of its assets in a single or limited number of asset classes, sectors, underlying funds, or investments, it will be particularly sensitive to the risks associated with the asset classes, sectors, funds, or investments in which it invests.

Cash Position Risk

The Fund may hold any portion of its assets in cash, cash equivalents, or other short-term investments at any time or for an extended time. The Adviser will determine the amount of the Fund’s assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. To the extent that the Fund holds assets in cash or is otherwise uninvested, the Fund’s ability to meet its objective may be limited.

Commodities Risk

The Fund expects to have direct or indirect exposure to global commodity markets and particular commodities, and the value of the Fund’s shares may be affected by changes in the values of the Fund’s investment exposures to commodities or commodity-related instruments. That value of such investments may be extremely volatile and difficult to value. The values of commodities and commodity-related instruments may be affected by a wide range of factors, including changes in overall market movements, speculative activity of other investors, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, economic or other sanctions, international regulatory, political, and economic developments (for example, regime changes and changes in economic activity levels), environmental issues or regulation, and developments affecting a particular sector, industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs and international economic, political and regulatory developments. The Fund may at times have significant exposure to particular sectors through its commodities-related investments, including, without limitation, the energy, industrial metals, and agricultural and livestock sectors and may be exposed to greater risk associated with events affecting those sectors. Certain commodities may also originate from or be produced in countries or regions that are experiencing or may experience social and political unrest and may be subject to risks associated with economic, social or political developments in those countries or regions.

The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (“OPEC”) and relationships among OPEC members and between OPEC and oil-importing nations. The Fund may be impacted by the volume of natural gas, oil or other energy commodities available for transporting, processing or distribution, and a significant increase or decrease in the production of energy commodities could impact the value of the Fund’s commodity-related investments within the energy sector. The Fund’s investments in commodities-related investments in the energy sector may also be affected by declines or increases in the demand for crude oil, natural gas, refined petroleum products or other energy commodities. Supply and demand for energy commodities may be impacted by a number of factors, including general market conditions, increases in the values of the underlying commodities, taxes or other regulatory or legislative actions, and consumer sentiment.

The industrial metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks, international agencies, or other large market participants and investment speculation and fluctuations in industrial and commercial supply and demand. Investments in commodities-related investments in the industrial metals sector may also be affected by extraction, storage and production costs and by changes in supply and demand for certain metals.

The agricultural and livestock sector may be particularly impacted by weather conditions, such as drought, flood, or other natural disasters, seasonal demand and availability of products, competition from substitute products, transportation bottlenecks or shortages, and fluctuations in supply and demand. The agricultural and livestock sector may also be regulated by environmental, health and safety laws and regulations and may be impacted by other political or regulatory developments.

Commodity-related investments are often offered by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may cause the Fund’s share value to fluctuate. There can be no assurance that the values of investments in commodities will not fluctuate in a manner that is highly correlated with the values of traditional equity or debt securities, especially during adverse economic conditions, and at certain times the price movements of commodity-related investments have been highly correlated to those of debt or equity securities.

The Fund may from time to time invest in one or more subsidiaries organized outside the United States that invest directly or indirectly in, among other things, commodities or commodity-related investments. The Fund’s investment in any one subsidiary (or in two or more subsidiaries that are engaged in the same, similar or a related trade or business) is generally limited to 25% of the Fund’s total assets, and the value of such an investment may be adversely affected by the risks associated with delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations of commodities or commodity-related investments as well as by custody and transaction costs associated with a subsidiary’s investment in commodities or commodity-related investments. Investing in commodity-related investments through a subsidiary does not reduce the risks associated with investing in such investments. Any such subsidiary will not be registered under the 1940 Act, and will not be subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the subsidiary to operate as described in this Prospectus and the SAI and could adversely affect the Fund.

The Fund may also directly or indirectly use commodity-related derivatives. The value of these derivatives may fluctuate more than the relevant underlying commodity, commodities or commodity index, particularly if the instruments involve leverage. The prices of energy, industrial metals, precious metals, agriculture, livestock and other commodity-related investments may fluctuate widely due to factors such as changes in value, supply and demand and governmental intervention or regulatory policies.

No active trading market may exist for certain commodity-related investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodity-related investments.

Counterparty Risk

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) and other instruments entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or insolvent or otherwise fails or is unwilling to perform its obligations to the Fund due to financial difficulties or for other reasons, the Fund may experience significant losses or delays in obtaining any recovery (including recovery of any collateral the counterparty has provided to the Fund in respect of the counterparty’s obligations to the Fund or that a fund has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding. The Fund anticipates that it may have to provide or may hold at various times significant amounts of collateral with respect to a single counterparty. In addition, in the event of the bankruptcy or insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If a fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will likely be treated as a general creditor of such counterparty, and may not have any claim with respect to any underlying security or asset. A fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Counterparty risk with respect to certain exchange-traded and over-the-counter derivatives may be further complicated by U.S. financial reform legislation. Subject to certain limitations for U.S. federal income tax purposes, the Fund is not subject to any limit with respect to the number or the value of transactions they can enter into with a single counterparty.

To the extent that a fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased levels of counterparty risk. The Fund anticipates that, at least initially, it will gain exposure to a basket or index of commodities and other commodities through one or more swap transactions entered into by it with a single counterparty. If that counterparty is unwilling or unable to make the investments related to such basket or index of commodities available at any time or to perform its obligations to the Fund as the Fund’s swap counterparty, the Fund, the Fund’s performance, and the Fund’s ability to achieve its investment objective would be affected adversely.

Debt Securities Risks

Debt securities are subject to various risks including, among others, credit risk and interest rate risk. These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument.

Credit risk: refers to the risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. Financial strength and solvency of an issuer are the primary factors influencing credit risk. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security, other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over time, and securities which are rated by ratings agencies may be subject to downgrade, which may have an indirect impact on the market price of securities. Ratings are only opinions of the agencies issuing them as to the likelihood of re-payment. They are not guarantees as to quality and they do not reflect market risk. If an issuer or counterparty fails to pay interest or otherwise fails to meet its obligations to the Fund, the Fund’s income might be reduced and the value of the investment might fall, and if an issuer or counterparty fails to pay principal, the value of the investment might fall and the Fund could lose the amount of its investment.

Extension risk: refers to the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Interest rate risk: refers to the risk that the values of debt instruments held by the Fund will change in response to changes in interest rates. In general, the value of a fixed-income instrument with positive duration will generally decline if interest rates increase, whereas the value of an instrument with negative duration will generally decline if interest rates decrease. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to increases in interest rates than a similar instrument with a shorter duration. Duration is a measure of the expected life of a bond that is used to determine the sensitivity of an instrument’s price to changes in interest rates. For example, the price of a bond fund with an average duration of three years generally would be expected to fall approximately 3% if interest rates rose by one percentage point. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

Derivatives Risk

The Fund’s use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by the Adviser.

The Fund’s use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. In the event the counterparty to a derivative instrument becomes insolvent, the Fund potentially could lose all or a large portion of its investment in the derivative instrument. Derivatives transactions can create investment leverage and may be highly volatile, and the Fund could lose more than the amount it invests. Derivatives may be difficult to value and highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Use of derivatives may affect the amount, the timing and the character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

The Fund may use derivatives to create investment leverage, and the Fund’s use of derivatives may otherwise cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments declines. Since many derivatives involve leverage, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

When the Fund enters into a derivatives transaction as a substitute for or alternative to a direct cash investment, the Fund is exposed to the risk that the derivative transaction may not provide a return that corresponds precisely with that of the underlying investment. When the Fund uses a derivative for hedging purposes, it is possible that the derivative will not in fact provide the anticipated protection, and the Fund could lose money on both the derivative transaction and the exposure the Fund sought to hedge. Because most derivatives involve contractual arrangements with a counterparty, no assurance can be given that a particular type of derivative contract can be completed or terminated when desired by the Adviser. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Certain derivatives may create a risk of loss greater than the amount invested.

Emerging Market Country Risk

Investing in emerging market countries involves substantial risk due to limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

Political and economic structures in many emerging market countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.

The securities markets of emerging market countries may be substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. and other developed nations. The limited size of many securities markets in emerging market countries and limited trading volume in issuers compared to the volume in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons other than factors that affect the quality of the securities. In addition, emerging market countries’ exchanges and broker-dealers may generally be subject to less regulation than their counterparts in developed countries. Brokerage commissions and dealer mark-ups, custodial expenses and other transaction costs are generally higher in emerging market countries than in developed countries. As a result, funds that invest in emerging market countries have operating expenses that are higher than funds investing in other securities markets.

Emerging market countries may have different clearance and settlement procedures than in the U.S., and in certain markets there may be times when settlements fail to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some emerging market countries, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Some emerging market countries have a greater degree of economic, political and social instability than the U.S. and other developed countries. Such social, political and economic instability could disrupt the financial markets in which the Fund invests and adversely affect the value of its investment portfolio.

Currencies of emerging market countries have sometimes experienced devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. A devaluation of the currency in which portfolio securities are denominated will negatively impact the value of those securities. Emerging market countries have and may in the future impose capital controls, foreign currency controls and repatriation controls. In addition, some currency hedging techniques may be unavailable in emerging market countries, and the currencies of emerging market countries may experience greater volatility in exchange rates as compared to those of developed countries.

The Fund may invest in commodities or commodity-related investments that are found in or exported from emerging market countries or the values of which are affected significantly by economic or other conditions in emerging market countries.

Exchange-Traded Note Risk

Exchange-traded notes (“ETNs”) are securities whose returns are linked to the performance of a particular market benchmark, strategy, or reference asset minus applicable fees. ETNs may be traded on an exchange (for example, the NYSE). At maturity, the issuer is obligated to pay to the investor cash equal to the principal amount, subject to adjustment based on changes to a market benchmark, strategy, or reference asset factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating or a decline in its creditworthiness, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply, and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in an ETN, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be times when an ETN trades at a premium or discount to its market benchmark, strategy, or reference asset.

Focused Investment Risk

A fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of such fund is more susceptible to any single economic, market, political, regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors or asset classes in which the Fund is invested. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.

To the extent the Fund invests in a limited number of issuers or commodities, it is particularly exposed to adverse developments affecting those issuers or commodities, and a decline in the market value of a particular security or commodity held by the Fund may affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers. In addition, the limited number of issuers or commodities in which the Fund invests may provide the Fund exposure to substantially the same market, industry, sector, group of industries or sectors, country, region, group of countries, or asset class, which may increase the risk of loss as a result of focusing the Fund’s investments, as discussed above.

Foreign Investing Risk

Investments in foreign securities or in issuers with significant exposure to foreign markets may involve greater risks than investments in domestic securities because the Fund’s performance may depend on factors other than the performance of a particular company. To the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing, and financial reporting standards. In addition, there may be limited information generally regarding factors affecting a particular foreign market, issuer, or security.

Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, corporate insiders and listed companies than does the United States and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading and custody practices abroad may offer less protection to investors such as the Fund. Political, social or financial instability, civil unrest and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States which could affect the liquidity of the Fund’s portfolio.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund may hold various foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates or by unfavorable currency regulations imposed by foreign governments.

Index Risk

There can be no assurance that any portion of the Fund invested to achieve the performance of an index or basket of commodities will achieve performance closely matching the index or basket of commodities. The return on any such investments may not match or may underperform the return of an index or basket and it may deviate significantly from the return of the index or basket for a number of reasons, including, for example, (i) the performance of derivatives related to an index or basket in which the Fund invests may not correlate with the performance of the index or basket and will be reduced by transaction costs or other aspects of the transaction’s pricing; (ii) certain indexed securities may create leverage to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the index, which could result in increased risks associated with leverage (see “Leveraging Risk” below); (iii) the Fund may not be able to find counterparties willing to enter into derivative instruments whose returns are based on the return of an index or basket or find parties who are willing to do so at an acceptable cost or level of risk to the Fund; and (iv) errors may arise in carrying out an index’s methodology, or an index provider may incorrectly report information concerning the index. In addition, the Fund incurs a number of operating and investing expenses not applicable to an index or basket of commodities that will reduce the Fund’s returns. Those costs may be significant and may cause the Fund’s performance to deviate significantly from an index’s or basket’s performance.

Because an index may not be widely used and information regarding its components may not generally be known to industry participants, it may be more difficult for the Fund to find willing counterparties to engage in total or excess return swaps or other derivative instruments based on the return of the index. To facilitate the Fund’s ability to gain exposure to the Morgan Stanley Index, the Morgan Stanley Index Sponsor, or an affiliate, may

(i) execute derivatives transactions referencing the Morgan Stanley Index with the Fund’s swap counterparties or (ii) license to third parties the right to use the Morgan Stanley Index in derivatives transactions with others, including the Fund. Because the Morgan Stanley Index is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement, especially if the Morgan Stanley Index Sponsor fails to license the right to use the Morgan Stanley Index. The Fund may only be able to enter into swap agreements whose returns are based on the return of the Morgan Stanley Index, or a modified version of the Morgan Stanley Index, with the Morgan Stanley Index Sponsor or a related person of the Morgan Stanley Index Sponsor. If any such swap agreements are not available for any reason, the Fund may have to invest in other derivative instruments, “baskets” of commodities, or individual commodities in an attempt to achieve broad-based exposure to commodities.

The Fund expects to remain invested in derivatives related to an index (or basket of commodities), including, potentially the Morgan Stanley Index, even when the index (or basket of commodities) is declining in value or when the Adviser believes the values of its components may be overvalued.

With respect to any portion of the Fund invested by the Adviser to earn a return that tracks closely an index’s performance, the Adviser does not typically expect to use techniques or defensive strategies designed to lessen the effects of volatility in the value of the index or to reduce the impact of periods when the value of the index declines. Accordingly, a decline in the value of an index in which the Fund is invested, including, potentially, the Morgan Stanley Index, should be expected to reduce the overall total return of the Fund, potentially in an amount that exceeds the return, if any, earned on the Fund’s portfolio of debt securities. Also, the Fund’s performance could be lower than other types of funds that may actively shift all of their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more commodities.

An index or basket of commodities may consist of futures contracts that are selected, in part, on the basis of their historical backwardation in relation to the spot price for the underlying commodity. The Fund is subject to the risk that the historical behavior of the futures contracts comprising the Morgan Stanley Index, or those comprising a basket or a different index of commodities selected by the Adviser, may not continue as expected and that the prices of the futures contracts held by the Fund may depreciate as they approach their expiration dates.

While index sponsors generally provide descriptions of what an index is designed to achieve, index providers do not generally provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indexes, and do not guarantee that the published indexes will be in line with their described index methodologies. Neither the Morgan Stanley Index Sponsor nor the Adviser provides any similar warranty, guarantee or acceptance of liability with respect to the Morgan Stanley Index or the data used. Errors in respect of the quality, accuracy and completeness of index data may occur from time to time and may not be identified and corrected for a period of time. In addition, errors may arise in carrying out an index’s methodology, or an index provider may incorrectly report information concerning the index. These risks may be particularly prevalent where an index is less commonly used, as is the case with the Morgan Stanley Index. For example, during a period where an index contains incorrect constituents or when an index provider reports incorrect information regarding an index’s constituents, the Fund may have market exposure to investments that it would not have selected and/or may have underexposure to the constituents to which it sought exposure. As such, errors may potentially result in a negative or positive performance impact to the Fund and the shareholders, and may prevent the Fund from achieving its investment objective. Further, apart from scheduled rebalances, index providers may carry out additional ad hoc rebalances to their indexes in order, for example, to correct an error in the selection of index constituents or to alter the index parameters, such as modifying the commodities that comprise the index. Where an index selected by the Adviser is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with the index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and, by extension, its shareholders. Therefore, errors and additional ad hoc rebalances carried out by an index provider may increase the costs and market exposure risk of the Fund.

Although the Adviser has licensed the right to use the Morgan Stanley Index as part of implementing the Fund’s principal investment strategies, there can be no assurance that the Morgan Stanley Index Sponsor will maintain it indefinitely, that the Fund will use the Morgan Stanley Index to implement its principal investment strategies, or that other circumstances will not prevent the Fund from obtaining cost-effective synthetic investment exposure to the Morgan Stanley Index. In those or similar conditions, the Adviser may, in its sole discretion and without advance notice to shareholders, license or select another index or basket of commodities to use in implementing the Fund’s principal investment strategies. In such a case it is expected that the Fund would seek to use derivatives, or a combination of derivatives and direct investments, to earn a return that tracks closely the performance of the selected index or basket of commodities. There can be no assurance that any selected index or basket will be similar to the Morgan Stanley Index or will perform in a manner similar to the Morgan Stanley Index. Unavailability of the Morgan Stanley Index could affect adversely the ability of the Fund to achieve its investment objective.

The Fund expects to gain exposure to commodities through investments in one or more wholly-owned subsidiaries. The manner in and extent to which the Fund gains exposure to commodities, including through investments related to an index or basket of commodities may be limited by the Fund’s intention to qualify for treatment as a regulated investment company for U.S. federal income tax purposes and may bear on the Fund’s ability to so qualify.

Investment Company and Exchange-Traded Fund Risk

Investments in open-end and closed-end investment companies, and other pooled investment vehicles, including any ETFs, involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the investment company or ETF. The Fund must pay its pro rata portion of an investment company’s or ETF’s fees and expenses, which may include performance fees that could be substantial (such as certain non-registered investment companies that may charge up to 20% or more of the gains on the Fund’s investments). An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance. Shares of a closed-end investment company or ETF may expose the Fund to risks associated with leverage and may trade at a premium or discount to the NAV of the closed-end fund’s or the ETF’s portfolio securities depending on a variety of factors, including market supply and demand. Due to its own financial interest or other business considerations, the Adviser may choose to invest a portion of the Fund’s assets in investment companies sponsored or managed by the Adviser or its related parties in lieu of investments by the Fund directly in portfolio securities, or may choose to invest in such investment companies over investment companies sponsored or managed by others. Applicable law may limit the Fund’s ability to invest in other investment companies.

Large Shareholder Risk

Certain account holders, including funds or accounts over which the Adviser (or a related party of the Adviser) has investment discretion, may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by large shareholders of all or a portion of their Fund shares or a purchase of Fund shares in large amounts and/or on a frequent basis, including as a result of asset allocation decisions made by the Adviser (or a related party of the Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. This risk will be particularly pronounced if one shareholder owns a substantial portion of the Fund. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs and/or lead to the liquidation of the Fund. Such transactions also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any).

Leveraging Risk

Certain transactions, including, for example, when-issued, delayed-delivery, and forward commitment purchases, inverse floaters, loans of portfolio securities, repurchase agreements (or reverse repurchase agreements), and the use of some derivatives, can result in leverage. In addition, the Fund may achieve investment leverage by borrowing money. Leverage generally has the effect of increasing the amounts of loss or gain the Fund might realize, and creates the likelihood of greater volatility of the value of the Fund’s investments. In transactions involving leverage, a relatively small market movement or change in other underlying indicator can lead to significantly larger losses to the Fund. There is risk of loss in excess of invested capital.

The Fund intends to use leverage in seeking to achieve its investment objective. The Fund may use leverage to obtain investment exposure to a basket or index of commodities and to other commodities. However, the Fund may lose money on investments intended to achieve performance similar to a basket or index of commodities and, at the same time, may lose money on its investments in other commodities and debt instruments. The types of derivative instruments the Fund may use to obtain leverage will require the Fund to make payments to its counterparties from time to time and may adversely affect the Fund’s ability to manage the portion of the Fund invested in debt securities. It may also require the Fund to liquidate its debt instrument holdings at disadvantageous times and prices.

Limited Operating History Risk

The Fund is a newly formed fund and has no or a limited operating history for investors to evaluate. The Fund may not attract sufficient assets to achieve or maximize investment and operational efficiencies and remain viable. If the Fund fails to achieve sufficient scale, it may be liquidated.

Liquidity Risk

Liquidity risk is the risk that the Fund may invest in securities that trade in lower volumes and may be less liquid than other investments or that the Fund’s investments may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold or closed out, the Fund may have to sell at a lower price than the price at which the Fund is carrying the investments or may not be able to sell the investments at all, each of which would have a negative effect on the Fund’s performance. It is possible that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment or that the Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by the Fund may be substantially less than if the Fund had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s NAV. In addition, if the Fund sells investments with extended settlement times, the settlement proceeds from the sales may not be available to meet the Fund’s redemption obligations for a substantial period of time. If another fund or investment pool in which the Fund invests is not publicly offered or there is no public market for its shares or accepts investments subject to certain legal restrictions, such as lock-up periods implemented by private funds, the Fund may be prohibited by the terms of its investment from selling or redeeming its shares in the fund or pool, or may not be able to find a buyer for those shares at an acceptable price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions (e.g., if interest rates rise or fall significantly, if there is significant inflation or deflation, increased selling of debt securities generally across other funds, pools and accounts, changes in investor perception, or changes in government intervention in the financial markets) independent of any specific adverse changes in the conditions of a particular issuer. In such cases, shares of the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may decline in value or the Fund may be unable to achieve its desired level of exposure to a certain issuer or sector. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

Bond markets have consistently grown over the past three decades while the growth of capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

Market Risk

Various market risks can affect the price or liquidity of an issuer’s securities in which the Fund may invest. Returns from the securities in which the Fund invests may underperform returns from the various general securities markets. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).

Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when they would otherwise not do so, and potentially at unfavorable prices. Securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current historically low interest rate environment.

The United States and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. For example, in recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates, such as by purchasing bonds. Steps by those regulators, including, for example, steps to curtail or taper such activities, could have a material adverse effect on prices for the Fund’s portfolio of investments and on the management of the Fund. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation also may change the way in which the Fund or the Adviser is regulated. Such legislation, regulation, or other government action could limit or preclude the Fund’s ability to achieve its investment objective and affect the Fund’s performance.

Political, social or financial instability, civil unrest and acts of terrorism are other potential risks that could adversely affect an investment in a security or in markets or issuers generally. In addition, political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect the Fund’s investments in issuers located in, doing business in or with assets in such countries.

The Fund may continue to accept new subscriptions and to make additional investments in instruments in accordance with the Fund’s principal investment strategies to strive to meet the Fund’s investment objectives under all types of market conditions, including unfavorable market conditions.

Non-Diversification Risk

The Fund is non-diversified and may invest its assets in a smaller number of issuers or commodities than may a diversified mutual fund. The Fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund investing in a broader range of issuers or commodities. A decline in the market value of one of the Fund’s investments may affect the Fund’s value more than if the Fund were a diversified fund.

Portfolio Management Risk

Portfolio management risk is the risk that an investment strategy may fail to produce the intended results. There can be no assurance that the Fund will achieve its investment objective. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes, sectors, securities, or other investments may prove to be incorrect and may not anticipate actual market movements or the impact of economic conditions generally. No matter how well a portfolio manager evaluates market conditions, the investments the portfolio manager chooses may fail to produce the intended result, and you could lose money on your investment in the Fund.

Portfolio Turnover Risk

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as portfolio turnover. Portfolio turnover generally involves a number of direct and indirect costs and expenses to the Fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities, and may result in the realization of taxable capital gains (including short-term gains, which are generally taxable to shareholders at ordinary income rates). Such costs are not reflected in the Fund’s Total Annual Fund Operating Expenses set forth under “Fees and Expenses” but do have the effect of reducing the Fund’s investment return. The Fund and its shareholders will also share in the costs and tax effects of portfolio turnover in any underlying funds in which the Fund invests.

Price Volatility Risk

The value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down. Different parts of the market and different types of securities can react differently to political or economic or other developments. Issuer, political or economic developments can affect a single issuer, multiple issuers within an industry or economic sector or geographic region or market as a whole. Prices of some securities tend to be more volatile in the short-term. The fewer the number of issuers in which the Fund invests, the greater the potential volatility of the Fund’s portfolio.

Securities or Sector Selection Risk

The risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio manager’s choice of securities or sectors for investment. To the extent the Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors. For example, the values of securities of companies in the same or related sectors may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market, political or other developments specific to that sector or related sectors.

Short Position Risk

The Fund may borrow an instrument from a broker or other institution and sell it to establish a short position in the instrument. The Fund may also enter into a derivative transaction in order to establish a short position with respect to a reference asset. The Fund may make a profit or incur a loss depending upon whether the market price of the instrument or the value of the position decreases or increases between the date the Fund established the short position and the date on which the Fund must replace the borrowed instrument or otherwise close out the transaction. An increase in the value of an instrument with respect to which the Fund has established a short position will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. The loss to the Fund from a short position is potentially unlimited.

Structured Products and Structured Notes Risk

Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions.

The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products indirectly bear risks associated with the underlying investments, index or reference obligation, and are subject to counterparty risk. The Fund generally has the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses.

Structured products are generally privately offered and sold, and thus, are not registered under the securities laws. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default; (iii) the possibility that the security may be subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Structured products include, among other things, CDOs, mortgage-backed securities, other types of asset-backed securities and certain types of structured notes.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity.

Tax Risk

In order to qualify as a regulated investment company under the Code, the Fund must meet requirements including regarding the source of its income. (See “Taxes” below for a more detailed discussion.) Income from certain commodity-linked instruments and from direct investments in commodities does not constitute income that meets the qualification requirements for a regulated investment company under the Code (“qualifying income”). The tax treatment of certain other commodity-linked instruments in which the Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income. Generally, any income the Fund derives from investments in instruments that do not generate qualifying income including commodity-linked swaps and certain other commodity-linked derivatives must be limited to a maximum of 10% of the Fund’s annual gross income. Certain ETFs and other investment pools in which the Fund may invest might not generate qualifying income, and it may be difficult for the Fund to determine in advance the amount of non-qualifying income that would be generated by such investments. The Fund generally intends to gain exposure to commodities through direct investments that it believes give rise to qualifying income or indirectly through its investment in a subsidiary in a manner that gives rise to qualifying income. The Fund must limit its investment in a subsidiary to no more than 25% of the Fund’s total assets as of the end of quarter of the Fund’s taxable year in order to meet an asset diversification requirement applicable to regulated investment companies.

If the Fund were to earn non-qualifying income in excess of 10% of its annual gross income or were to otherwise fail to appropriately limit its commodity-related investments (including its investment in a subsidiary), it could fail to qualify as a regulated investment company for that year, unless it is eligible to and does pay a tax at the Fund level. If the Fund were to fail to qualify as a regulated investment company, the Fund would be subject to tax and shareholders of the Fund would be subject to the risk of diminished returns.

U.S. Government Securities Risk

Some U.S. Government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. Government-sponsored enterprises may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, their obligations are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. Government securities. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities.

The events surrounding the U.S. federal government debt ceiling and any resulting agreement could adversely affect the Fund’s ability to achieve its investment objectives. On August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. The downgrade by S&P and other future downgrades could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by the Fund and the Fund itself. The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio. The Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments.

Temporary Defensive Strategies

At times, the Fund’s portfolio manager may judge that market conditions may make pursuing the Fund’s investment strategies inconsistent with the best interests of its shareholders. The Adviser then may, but is not required to, temporarily use alternative strategies that are mainly designed to limit the Fund’s losses. In implementing these strategies, the Fund may invest primarily in, among other things, U.S. Government and agency obligations, fixed or floating rate investments, derivative instruments, cash or money market instruments (including, money market funds), or any other securities the portfolio manager considers consistent with such defensive strategies or deemed consistent with the then existing market conditions. By way of example, the Fund may hold a higher than normal proportion of its assets in cash in times of extreme market stress. During such periods, the Fund may not achieve its investment objective.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. Currently, disclosure of the Fund’s portfolio holdings is required by law to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to shareholders and in the quarterly holdings report on Form N-Q. The SAI and Form N-Q are available, free of charge, on the EDGAR database on the Securities and Exchange Commission’s (the “SEC’s”) website at www.sec.gov.

Management of the Fund

Investment Adviser

The investment adviser for the Fund is DoubleLine Commodity LP, headquartered at 333 South Grand Avenue, Suite 1800, Los Angeles, California 90071. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser has been investment adviser to the Fund since the inception of the Fund. The Adviser manages the investment portfolio and business affairs of the Fund under an Investment Management Agreement with the Trust.

The Adviser was founded in 2015. As of August 31, 2015, the Adviser was newly-formed and did not provide investment advisory services to any other accounts. DoubleLine Capital LP, an entity related to DoubleLine Commodity LP, had approximately $94.4 billion of assets under management as of March 31, 2016.

Portfolio Manager

The following individual serves as portfolio manager and is primarily responsible for the day-to-day management of the Fund’s portfolio as indicated below. Please see the SAI for additional information about other accounts managed by the portfolio manager, the portfolio manager’s compensation and the portfolio manager’s ownership of shares of the Fund.

Portfolio Manager	Length of Service with the Fund	Business Experience During the Past Five Years
Jeffrey J. Sherman	Since inception	Mr. Sherman has been a Portfolio Manager of DoubleLine Capital since September 2010.

Advisory Agreement

The Trust and the Adviser have entered into an Investment Management Agreement (the “Advisory Agreement”), under the terms of which the Trust has employed the Adviser to manage the investment of the assets of the Fund, to place orders for the purchase and sale of its portfolio securities, and to be responsible for overall management of the Trust’s business affairs, subject to the oversight of the Board of Trustees.

Under the Advisory Agreement, the Fund pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it, a fee at the following annual rate:

Fund	Annual Management Fee (As a Percentage of the Fund’s Average Daily Net Asset Value)
DoubleLine Strategic Commodity Fund	0.90%

The Adviser has agreed to waive its investment advisory fee and to reimburse other ordinary operating expenses of the Fund to the extent necessary to limit the ordinary operating expenses to an amount not to exceed 1.10% for Class I shares and 1.35% for Class N shares. Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. These expense limitations are expected to apply until at least May 13, 2017 and may only be terminated sooner by vote of the Fund’s Board of Trustees at any time.

Fees waived or expenses reimbursed by the Adviser may be recouped from the Fund in the three fiscal years following the fiscal year in which the fees were waived or expenses reimbursed. Any such waiver or reimbursement is subject to the review of the Board of Trustees and may not cause the Fund’s ordinary operating expenses to exceed the Fund’s expense limitation that was in place when the fees were waived or expenses reimbursed. Further information about fees recouped and fees subject to potential recoupment may be found in the SAI.

If the Fund invests in other DoubleLine Funds, the Adviser will waive its advisory fee in an amount equal to the advisory fees paid to the Adviser by other DoubleLine Funds in respect of Fund assets so invested.

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement with respect to the Fund is contained in the Fund’s report to shareholders for the period ending September 30, 2015.

The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard of its obligations and duties under the Advisory Agreement, the Adviser, including its officers, directors, and partners, shall not be subject to any liability to the Trust or the Fund, or to any shareholder, officer, director, partner, or Trustee thereof, for any act or omission in the course of, or connected with, rendering services under the Advisory Agreement.

The Adviser has entered into a license agreement with the Morgan Stanley Index Sponsor that permits, among other things, the Adviser to use the Morgan Stanley Index in managing the Fund’s portfolio and to enter into derivative transactions tied or related to the Morgan Stanley Index. Pursuant to the license agreement, the Adviser (and not the Fund) has agreed to pay the Morgan Stanley Index Sponsor a license fee based on the Fund’s average daily net assets.

Additional Information

The Trustees of the Trust oversee generally the operations of the Fund and the Trust. The Trust enters into contractual arrangements with various parties, including among others the Fund’s investment adviser, custodian, transfer agent, and accountants, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements and are not intended third party (or other form of) beneficiaries of those contractual arrangements. The Trust’s and the Fund’s contractual arrangements are not intended to create any shareholder rights to enforce such contracts directly against the service providers or to seek any remedy under those contracts directly against the service providers.

This prospectus has been designed to meet the regulatory purpose of providing information concerning the Trust and the Fund that you should consider carefully in determining whether to purchase shares of the Fund. Neither this prospectus, the related statement of additional information, nor the Fund’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Fund and any shareholder, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Share Class Features

Types of Shares Available

Class I and Class N shares are offered in this Prospectus. You should consider carefully and consult your financial intermediary regarding whether you may be eligible to purchase any of these share classes. Expenses vary among the classes. Class I shares are available directly from the Fund or through certain financial intermediaries. Class N shares are only available through certain financial intermediaries. You should consider carefully, and ask your financial intermediary about, the amount of any 12b-1 fee that will apply to your investment in the Fund and whether you would pay a lower 12b-1 fee if you were to purchase shares of another share class or if you were to purchase shares of the Fund through a different platform or intermediary.

Expenses

There are two types of expenses related to mutual funds: expenses you pay directly (called a sales load) and expenses that are deducted from fund assets.

Expenses You Pay Directly. Neither Class I nor Class N shares have sales loads.

Expenses You Pay Through the Fund. The costs of managing and administering the Fund are spread among shareholders of each class of shares. These operating costs cover such things as investment management, distribution (“Rule 12b-1 fees”) and shareholder servicing, custody, auditing, administrative and transfer agency expenses, and fees and expenses of Trustees.

Choosing a Share Class

The different share classes have different expense structures and eligibility requirements. You should choose the cost structure that best meets your needs and for which you are eligible. You should consider that all or a portion of the Rule 12b-1 fees relating to an investment in Class N shares may serve as compensation to your financial intermediary for services it provides. Neither Class I nor Class N shares have sales loads, but you will have higher ongoing operating expenses if you purchase Class N shares than you would if you purchased Class I shares. However, Class I shares require a substantially higher initial investment. Please see the eligibility requirements for each share class below.

The chart below summarizes the features of the different share classes. This chart is only a general summary, and you should read the description of the fees and expenses of each share class below and in the Fund Summary in this Prospectus.

	Minimum Initial Investment:		Subsequent Investment:
	Regular Accounts	IRAs	All Accounts and Automatic Investment Plans	Initial Sales Charge (Load)	Maximum Contingent Deferred Sales Load	Annual 12b-1 Fee
Class I Shares	$100,000	$5,000	$100	None	None	None
Class N Shares	$2,000	$500	$100	None	None	0.25%

The Trust may suspend the offering of Fund shares for any period of time.

Class I Shares

If you meet the initial $100,000 investment minimum for regular accounts or $5,000 for IRA accounts, you may purchase Class I shares at their current net asset value (“NAV”) directly from the Fund by contacting the Fund’s transfer agent, or from financial intermediaries that make shares of the Fund available to their customers. Class I shares are not subject to a sales charge or to any 12b-1 fees.

Class N Shares

You may purchase Class N shares of the Fund at their current NAV only through certain financial intermediaries, such as a bank, trust company, broker-dealer, or other financial organization, that charge an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for their services and that have made special arrangements with the Fund’s distributor to offer Class N shares to their clients. Class N shares are not subject to a sales charge. Class N shares are subject to a 12b-1 fee of 0.25%.

How to Buy Shares

General Information

The Fund offers more than one class of shares. Shares of each class of the Fund represent an equal pro rata interest in that share class of the Fund. Class I shares are offered at their current NAV. If you meet the initial $100,000 investment minimum for regular accounts or $5,000 for IRA accounts, you may purchase Class I shares directly from the Fund by contacting the Fund’s transfer agent, or from financial intermediaries that make shares of the Fund available to their customers.

You may purchase Class N shares of the Fund at their current NAV only through certain financial intermediaries, such as a bank, trust company, broker-dealer, or other financial organization, that charge an advisory fee, management fee, consulting fee, a fee in lieu of brokerage commissions or other similar fee for their services and that have made special arrangements with the Fund’s distributor to offer Class N shares to their clients.

You pay no sales charge to invest in Class I or Class N shares of the Fund. The price you pay for the Fund’s shares is the Class’s NAV per share, plus any applicable sales load. Your order to purchase shares will be priced based on the next NAV calculated after your order is received in good order by the Fund. A purchase order is not in good order if the Fund does not, for example, receive all required documentation and information. In order for you to receive the Fund’s share price next calculated, the Fund, the Fund’s transfer agent, or an authorized financial intermediary must receive your order in good order. In the case of a request furnished to an authorized financial intermediary, the request must be subsequently communicated properly to the Fund. Notwithstanding the above, the Fund may enter into arrangements with certain authorized financial intermediaries or their authorized designees to treat orders as received by the Fund as of the time they are received in good order as determined by the financial intermediary. Because financial intermediaries’ processing times and arrangements with the Fund may vary, please ask your financial intermediary or plan administrator, if any, when your account will be credited. The Fund may at its discretion reject any purchase order for Fund shares.

Distribution Arrangements and Rule 12b-1 Fees (Class N Shares Only)

The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) under which the Fund may make payments and bear expenses related to the distribution of the Fund’s shares. The Plan is a compensation plan that provides for payments at an annual rate (based on average daily net assets) of 0.25% of Class N shares. Because the Fund’s Rule 12b-1 fees attributable to Class N shares are paid out of the Fund’s Class N assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales loads. All shareholders of Class N shares share in the expense of Rule 12b-1 fees paid from the assets attributable to that Class; however, because these shareholders hold their shares through varying arrangements (for example, directly or through financial intermediaries), they may not share equally in the benefits of the Plan applicable to their class of shares. The Fund may pay distribution fees and other amounts described in this Prospectus at a time when shares of the Fund are unavailable for purchase.

In addition to payments under the Plan, the Fund may reimburse its distributor and/or other related parties some or all of certain types of payments made to financial intermediaries by the distributor or other party, or may make payments directly to financial intermediaries, that provide certain administrative, recordkeeping, and account maintenance services. (For more information regarding these payments, see “Payments to Financial Intermediaries” below). The amount of the payments made by the Fund is reviewed by the Trustees periodically.

Payments to Financial Intermediaries

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including shares of a DoubleLine Fund, and/or provide certain administrative, recordkeeping, and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, retirement plan service providers, banks, and insurance companies. In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semi-annual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. The compensation paid to a financial intermediary by the Fund’s distributor, the Adviser, or the Fund in respect of these services is typically paid periodically over time, during the period when the intermediary’s clients hold investments in the Fund. The amount of continuing compensation paid to different financial intermediaries for distribution and/or shareholder services varies. In most cases, the compensation is a percentage of the value of the financial intermediary’s clients’ investments in the Fund. The variation in compensation may, but will not necessarily, reflect enhanced or additional services provided by the intermediary. The Fund may reimburse its distributor and/or other related parties some or all of certain types of payments made to financial intermediaries, or may make payments directly to financial intermediaries, that provide certain administrative, recordkeeping, and account maintenance services. The amount of the payments made by the Fund is reviewed by the Trustees periodically.

The Adviser, at its own expense and out of its own assets, also may provide other compensation to financial intermediaries in connection with sales of the Fund’s shares. Such compensation may include, but is not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees; business building programs and seminars or informational meetings for the public; advertising or sales campaigns; or other financial intermediary-sponsored special events, including support in respect of marketing materials. In some instances, this compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of Fund shares. Dealers may not use sales of the Fund’s shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority.

The amount of payments made to different financial intermediaries may not be the same. These payments may provide incentives for such intermediaries to make shares of the Fund available to their customers, and may allow the Fund greater access to such intermediaries and their customers than would be the case if no payments were made. Such access advantages include, but are not limited to, placement of the Fund on a list of mutual funds offered as investment options to the financial intermediary’s customers (sometimes referred to as “Shelf Space”); access to the financial intermediary’s registered representatives; and/or the ability to assist in training and educating the financial intermediary’s registered representatives.

Although the amount of such payments may be more or less, payments made by the Adviser from its own assets to a financial intermediary for the sale of a Fund’s shares where the financial intermediary is compensated based on its customers’ assets are generally made at an annual rate that ranges between 0.05% and 0.15% of the intermediary’s customers’ assets invested in the Fund.

If payments to financial intermediaries in respect of a particular mutual fund complex exceed payments made by other mutual fund complexes, your financial advisor and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm in respect of shares of the Fund and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

Index Sponsor Arrangements

The Adviser, the Fund and the Fund’s distributor may make payments to affiliates of the Morgan Stanley Index Sponsor in connection with the distribution and sale of the Fund’s shares and/or the provision of services to certain shareholders of the Fund. The amounts of these payments, together with the payments by the Adviser to the Morgan Stanley Index Provider, will provide a financial incentive for the Morgan Stanley Index Sponsor and, separately, its affiliates to sell or promote the sale of shares of the Fund.

Calculation of NAV

The NAV of each class of the Fund is calculated as of the close of trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE opens for regular trading. The Fund’s assets are normally valued as of this time for the purpose of computing the Fund’s NAV. The time as of which shares are priced and the time until which purchase and redemption orders are accepted for processing at the NAV calculated that day may be changed by a Fund in its discretion as permitted by applicable law or the Securities and Exchange Commission (the “SEC”). In calculating its NAV, the Fund generally will not consider market data or other market information that becomes available only after the time as of which the Fund calculates its NAV, such as securities transactions that occur after that time.

The Fund values its portfolio securities for purposes of calculating its NAV using procedures approved by the Fund’s Board of Trustees. Those procedures allow for a variety of methodologies to be used to value the Fund’s securities. The specific methodologies used for a particular security may vary based on the market data available for a specific security at the time the Fund calculates its net asset value or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. Accordingly, the methodologies summarized below are not an exhaustive list of the methodologies the Fund may use to value a security and they may not represent the means by which the Fund’s investments are valued on any particular business day.

A share class’s NAV is determined by adding the values of the Fund’s securities, cash and other assets attributable to that class, subtracting all of the Fund’s expenses and liabilities attributable to that class, and then dividing by the total number of shares outstanding for that class of the Fund (assets-liabilities/# of shares = NAV). The Fund’s investments for which market quotations are readily available are valued based on market value. Equity securities are typically valued at the last reported sales price on the principal exchange or market on which they are traded or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sales price. If the NASDAQ official closing price is not available for a security, that security will generally be valued using the mean between the closing bid and asked prices.

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Prices obtained from independent pricing services use various inputs, including, but not limited to, information provided by broker-dealers; pricing formulas, such as dividend discount models; option valuation formulas; estimates of market values obtained from yield data relating to investments or securities with similar characteristics; and discounted cash flow models that might be applicable. The Fund will generally value over-the-counter (OTC) derivatives on the basis of valuations obtained from counterparties or evaluated prices supplied by independent pricing services. Forward foreign currency contracts are generally valued based on rates provided by independent pricing services. Exchange traded options, futures and options on futures are generally valued at the settlement price determined by the relevant exchange on which they principally trade. The Fund will generally value its investments in other investment companies and private funds, such as hedge funds, at their reported NAVs, to the extent available.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the values of currencies in relation to the U.S. dollar.

If market quotations are unavailable or deemed unreliable for a security or if a security’s value may have been materially affected by events occurring after the close of a securities market on which the security principally trades but before the Fund calculates its NAV, the Fund may, in accordance with procedures adopted by the Board of Trustees, attempt to assign a value to the security. This fair value may be higher or lower than any available market price or quotation for such security and, because this process necessarily depends upon judgment, this value also may vary from valuations determined by other funds using their own valuation procedures. While the Fund’s use of fair value pricing is intended to result in calculation of an NAV that fairly reflects security values as of the time of pricing, the Fund cannot guarantee that any fair value price will, in fact, approximate the amount the Fund would actually realize upon the sale of the securities in question.

The valuations of securities that trade principally on a foreign market that closes before the time as of which the Fund calculates its NAV will generally be based on quotations as of that earlier closing time or evaluated prices. If significant events occur after that earlier closing time but before the time as of which the Fund calculates its NAV, the Fund may fair value those securities in accordance with the Fund’s valuation policies. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of the time the Fund calculates its NAV to value those investments in U.S. dollars.

Foreign markets may be closed on days when the Fund prices its shares (e.g., on non-U.S. holidays), and foreign markets may be open on weekends and other days when the Fund does not price its shares. The value of such assets or the Fund’s shares may change significantly on days when the Fund’s shares are not able to be purchased, redeemed, or exchanged.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires that investment companies such as the Trust obtain, verify, and record information that identifies each person who opens an account. What this means for you is that when you open an account directly with the Trust, the Trust’s transfer agent will ask you for your name, address, date of birth, taxpayer identification number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted (though an APO or FPO box number can be used by active duty military personnel). The transfer agent also may ask to see your driver’s license or other identification documents, and may consult third-party databases to help verify your identity.

The Fund will generally reject your new account application if you do not provide the required identifying information. The Fund will attempt to collect any missing information required on the application by contacting you, or if applicable, your broker. If the Fund is unable to obtain this information within a timeframe established by the transfer agent in its sole discretion (for example, 72 hours), which may change from time to time, your application will be rejected. With respect to opened accounts, the Fund reserves the right to close your account at the then-current day’s NAV and remit proceeds to you via check if it is unable to verify your identity. The Fund will attempt to verify your identity within a timeframe established at its sole discretion (for example, 96 hours), which may change from time to time. If you are purchasing shares of the Fund through a financial intermediary, check with the financial intermediary for details concerning these requirements.

Minimum Investments for Shares

The minimum investment requirements for initial and subsequent investment in shares of the Fund are as follows:

	Minimum Initial Investment:		Subsequent Investment:
	Regular Accounts	IRAs	All Accounts and Automatic Investment Plans
Class I Shares	$100,000	$5,000	$100
Class N Shares	$2,000	$500	$100

The minimum initial and subsequent investment amounts may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The minimum initial and subsequent purchase amounts may be reduced or waived by the Fund’s distributor, the Adviser, or the Trust for specific investors or types of investors, including, without limitation, employee benefit plans, retirement plans, a financial intermediary authorized to sell shares of the Fund, employees of the Adviser and their family members, the Adviser’s affiliates or related parties, employees of the Adviser’s affiliates or related parties and their family members; investment advisory clients of the Adviser; and current or former Trustees of the Trust and their family members. A person’s family members include a person’s spouse or life partner and other members of the person’s immediate family, including step and adoptive relationships. Certain intermediaries also may have investment minimums, which may differ from the Fund’s minimums, and may be waived at the intermediaries’ discretion. The Trust reserves the right to change the minimum investment amounts without prior notice.

If your non-retirement account in the Fund falls below the minimum investment necessary to open the particular type of account as a result of redemptions and or exchanges for six months or more, the Trust may close your account and send you the proceeds upon 60 days’ written notice.

New Account Form

If you are making your initial investment in the Fund and need a New Account Form or need help completing the New Account Form, please contact the transfer agent at 877-DLine11 (877-354-6311) or speak with your representative at your financial intermediary.

Purchase by Mail

You may purchase shares by sending a check made payable to “DoubleLine Funds,” together with a completed New Account Form in the case of an initial investment, to:

Via Regular Mail

DoubleLine Funds Trust

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Via Express, Registered or Certified Mail

DoubleLine Funds Trust

c/o U.S. Bancorp Fund Services, LLC

615 E. Michigan Street, 3rd Floor

Milwaukee, WI 53202

Subsequent investments should be accompanied by the stub that is attached to your account statement that you receive after each transaction or a note specifying the Fund name, your account number, and the name(s) your account is registered in.

All investments must be in U.S. dollars drawn on domestic banks. The Fund will not accept cash, money orders, checks drawn on banks outside the U.S., travelers’ checks, bank checks, drafts, or credit card checks. Third-party checks, except those payable to an existing shareholder, will not be accepted. In addition, the Fund will not accept post-dated checks, or any conditional order or payment. If your check does not clear, you will be responsible for any loss the Fund incurs. You also will be charged $25 for every check returned unpaid.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposits in the mail or with such services, or receipt at a U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund.

Additionally, shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside of the United States even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Purchase by Telephone

If you have not declined telephone transaction privileges on your account application, you may purchase additional shares of the Fund by calling 877-DLine11 (877-354-6311). If your account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making this purchase. If your purchase order is received in good order before the close of trading on the NYSE (normally 4:00 p.m.

Eastern time) on a day the NYSE opens for regular trading, your shares will be purchased at the NAV plus any applicable sales charge calculated on that day. Please see “How to Buy Shares — General Information” for information on purchasing shares through a financial intermediary.

Purchase by Wire

If you are making your first investment in the Fund, before you wire funds, the transfer agent must have a completed account application. You may mail or overnight deliver your account application to the transfer agent. Upon receipt of your completed account application, the transfer agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied.

U.S. Bank, N.A.

777 E. Wisconsin Street

Milwaukee, WI 53202

ABA No. 075000022

Credit: U.S. Bancorp Fund Services, LLC

Account No. 112-952-137

Further Credit: DoubleLine Strategic Commodity Fund

(Shareholder Account Number, Shareholder Name)

Before sending your fed wire, please call the transfer agent at 877-DLine11 (877-354-6311) to advise them of the wire. This will ensure prompt and accurate credit to your account upon receipt of the fed wire.

Wired funds must be received prior to 4:00 p.m., Eastern time to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

Automatic Investment Plan

Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your bank account for investment into the Fund (if your AIP falls on a weekend or holiday, it will be processed on the following business day). In order to participate in the AIP each purchase must be in the amount of $100 or more and your financial institution must be a member of the ACH network. If your financial institution rejects your payment, the Fund’s transfer agent will charge a $25 fee to your Fund account. To begin participating in the AIP, please complete the AIP section on the account application or call the Fund’s transfer agent at 877-DLine11 (877-354-6311). Any request to change or terminate your AIP should be submitted to the transfer agent at least five business days prior to the effective date of the next transaction.

Purchases Through an Authorized Third Party

You may buy the Fund’s shares through certain broker-dealers and financial intermediaries. If purchases of the Fund’s shares are arranged and settlement is made at an investor’s election through a registered broker-dealer, other than the Fund’s distributor, that broker-dealer may, at its discretion, charge a fee for that service. From time to time, shares of the Fund may only be available from a single broker-dealer or a limited number of broker-dealers, which may limit the Fund’s ability to attract assets.

How to Redeem Shares

General Information

You may redeem shares on any day when the NYSE opens for regular trading. Your shares will be redeemed at the next NAV calculated after your order is received by the Fund in good order. A redemption request in good order must include, among other things, the exact name in which the shares are registered, the account number, and the number of shares or the dollar amount of shares to be redeemed, and, for written requests, a signature matching the account registration, together with any other materials or information required by the Fund, the Fund’s transfer agent or any other agents duly appointed for that purpose. If you invest or hold your shares through a financial intermediary, see “Redemptions Through Your Financial Intermediary or Other Authorized Third Party” below.

If any portion of the shares to be redeemed represents an investment made by check, the Fund may delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the check has been collected. This may take up to 15 calendar days from the date of purchase. In addition, to the extent permitted under applicable SEC rules, the Fund may delay sending out redemption proceeds for up to seven days (generally only applies in cases of very large redemptions, excessive trading or during unusual market conditions). In case of emergencies, when trading on the NYSE is restricted, or as otherwise permitted by the SEC or applicable law, the Fund may suspend redemptions or postpone payment for more than seven days.

A signature guarantee is required of all account holders for any redemption request in excess of $100,000 where proceeds are requested to be sent by check, if a change of address request has been received by the transfer agent within the last 30 calendar days, when redemption proceeds are to be sent or payable to any person, address or bank account not on the Fund’s records, or if ownership is being changed on your account. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements.

Redemptions by Mail

You may sell shares by writing a letter that includes

•	your name(s) and signature(s) as they appear on the account form

•	your account number

•	the Fund name

•	the dollar amount you want to redeem

•	how and where to send the proceeds

Mail your letter of instruction to:

Via Regular Mail

DoubleLine Funds Trust

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Via Express, Registered or Certified Mail

DoubleLine Funds Trust

c/o U.S. Bancorp Fund Services, LLC

615 E. Michigan Street, 3rd Floor

Milwaukee, WI 53202

Your letter of instruction must be accompanied by a signature guarantee or other documentation, if required (see “Signature Guarantees” below).

Signature Guarantees

Some circumstances require written redemption orders, along with a signature guarantee from either a Medallion program member or a non- Medallion program member. These include:

•	amounts in excess of $100,000 where proceeds are requested to be sent by check;

•	if a change of address request has been received by the transfer agent within the last 30 calendar days;

•	when redemption proceeds are to be sent or payable to any person, address or bank account not on the Fund’s records; or

•	if ownership is being changed on your account.

The Fund and/or the transfer agent may require a signature guarantee or other acceptable signature authentication in other instances based on the circumstances relative to the particular situation. The Fund or the transfer agent reserves the right to waive any signature guarantee requirement at its discretion. Investors who have purchased shares through a financial intermediary may be subject to different requirements and should check with their financial intermediary to determine whether signature guarantee requirements or other security arrangements apply to their accounts.

A signature guarantee helps protect against fraud. You can obtain one from most banks, securities dealers, credit unions or savings associations but not from a notary public. Please call 877-DLine11 (877-354-6311) to ensure that your signature guarantee will be processed correctly.

Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Verification Program member, or other acceptable form of authentication from a financial institution source.

Redemptions by Telephone

You may redeem shares by telephone request unless you have declined to have this option. You may have a check sent to the address of record, proceeds may be wired to your predetermined bank account, or funds may be sent via electronic funds transfer through the ACH network using the bank instructions previously established on your account. Redemption proceeds will typically be sent on the business day following your redemption. Wires are subject to a $15 fee. There is no charge to have proceeds sent via ACH and proceeds are typically credited to your bank within two to three days after redemption. Except as noted above under “—General Information,” proceeds will be processed within seven calendar days after the Fund receives your redemption request. Call the transfer agent at 877-DLine11 (877-354-6311) to request your transaction. Telephone redemption requests must be for a minimum of $100.

By establishing telephone redemption, you authorize the Fund’s transfer agent to act upon telephone instructions. Before executing an instruction received by telephone, the Fund’s transfer agent will use reasonable procedures to seek to confirm that telephone instructions are genuine. These procedures will include recording the telephone call and asking the caller for a form of personal identification. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. Once a telephone transaction has been placed, it cannot be canceled or modified.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Systematic Withdrawal Plan

As another convenience, you may redeem shares through the systematic withdrawal plan. Call 877-DLine11 (877-354-6311) to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Under the plan, you may choose to receive a specified dollar amount generated from the redemption of shares in your account. In order to participate in the plan, your account balance must be at least $10,000 and there must be a minimum withdrawal of $500. If you elect this redemption method, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be on file with the Fund. The plan may be terminated by the Fund at any time.

You may elect to terminate your participation in the plan at any time by contacting the transfer agent five days prior to the effective date.

To reach the transfer agent, U.S. Bancorp Fund Services, LLC, call toll free in the U.S. 877-DLine11 (877-354-6311).

Outside the U.S. call

213-633-8200 (collect).

Redemptions Through Your Financial Intermediary or Other Authorized Third Party

You may redeem shares through certain broker-dealers and financial intermediaries. If redemptions of the Fund’s shares are arranged and settlement is made at an investor’s election through a registered broker-dealer, other than the Fund’s distributor, that broker-dealer may, at its discretion, charge a fee for that service.

You may sell your shares of the Fund back to the Fund through your financial intermediary on any day when the NYSE opens for regular trading. The financial intermediary may charge you a fee for its services. Redemption requests will be priced at the NAV next determined after they are received in good order by the Fund. Notwithstanding the above, the Fund may enter into arrangements with certain authorized financial intermediaries or their authorized designees to treat redemption requests as received by a Fund as of the time they are received in good order as determined by the financial intermediary. Please contact your financial intermediary for instructions on how to place redemption requests. Because financial intermediaries’ processing times and arrangements with the Funds may vary, please ask your financial intermediary when your account will be debited.

If you redeem shares through your financial intermediary, your financial intermediary is responsible for ensuring that the Fund’s transfer agent receives your redemption request in proper form. If your financial intermediary receives Federal Reserve wires, you may instruct that your redemption proceeds be forwarded by wire to your account with it; you also may instruct that your redemption proceeds be forwarded to you by a wire transfer. Please indicate your financial intermediary’s or your own complete wiring instructions. Your financial intermediary may charge you separately for this service.

Redemption in Kind

The Trust also reserves the right to honor redemption requests in kind (i.e., payment in portfolio securities rather than cash). If your shares are redeemed in kind you will incur transaction costs upon disposition of the securities received in the distribution.

Other Account Policies

Trading Limits

Frequent trading activity by Fund shareholders can reduce the Fund’s long-term performance in a variety of ways, including as a result of increased trading and transaction costs, disruption to the Fund’s stated portfolio management strategy, and the need to maintain an elevated cash position to meet redemptions (and lost opportunity costs as a result thereof) and forced liquidations. In addition, certain short-term trading activities that attempt to take advantage of inefficiencies in the valuation of the Fund’s securities holdings may dilute the interests of the remaining shareholders and result in unwanted distributions of taxable capital gains to fund shareholders.

Accordingly, the Board of Trustees has adopted policies and procedures that are designed to discourage frequent purchases and redemptions of Fund shares by Fund shareholders. These policies and procedures include:

•

The Fund may reject any purchase order for any reason and without prior notice. The Fund or the Fund’s transfer agent may reject a purchase order of any investor or group of investors, or person acting on behalf of any investor or investors, whose pattern of trading or transaction history involves, in the opinion of the Adviser or the Fund’s transfer agent, actual or potential harm to the Fund.

•

The reservation by the Trust of the right to prohibit any acquisition of the Fund’s shares (through either a purchase or exchange from another DoubleLine Fund) in any rolling twelve-month period in which the acquirer has previously completed four round trip transactions in the Fund. For this purpose, a round trip transaction consists of the acquisition of shares of a particular DoubleLine Fund (through either a purchase or exchange from another DoubleLine Fund) and the subsequent redemption of shares of that Fund (through either a sale or an exchange into another DoubleLine Fund). These limits on round trip transactions do not, however, limit a shareholder’s right to redeem their shares.

•	Exchanges out of the Fund within a 15-day period from the last purchase or exchange into the Fund are monitored.

•	Redemptions out of the Fund within a 15-day period following a purchase may result in future purchases into the Fund being barred.

Exceptions to these trading limits must be approved by the Fund’s President or designee and reported to the Board of Trustees on a quarterly basis.

These restrictions do not necessarily apply to asset allocation programs (including mutual funds that invest in other mutual funds for asset allocation purposes, and not for short-term trading), and (except to the extent noted in the next paragraph) do not apply to omnibus accounts, i.e., accounts on behalf of multiple, undisclosed investors, maintained by brokers and other financial intermediaries (including 401(k) or other group retirement accounts), and to involuntary transactions and automatic investment programs, such as dividend reinvestment, or transactions pursuant to the Fund’s systematic investment or withdrawal program. The Fund also may waive these restrictions on terms acceptable to the Fund and the Adviser, including in connection with investments by financial institutions related to obligations the financial institutions may have to third parties. The limitations and monitoring activities described above may not be applied to transactions involving amounts below certain thresholds if the Adviser determines such transactions are unlikely to affect the efficient management of the Fund’s portfolio.

While intermediaries, such as brokers, that maintain omnibus accounts, may be required to or may voluntarily impose restrictions on the trading activity of accounts traded through those intermediaries, the Fund’s ability to impose restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ original capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries. Moreover, the Trust cannot always identify or reasonably detect excessive trading through omnibus accounts or accounts otherwise facilitated by financial intermediaries that transmit purchase, exchange and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity.

The Trust and the Adviser may rely on the Fund’s service providers, including the Fund’s transfer agent and/or administrator, to monitor for abusive short-term trading activities.

Exchange Privilege

You can exchange your Class I or N shares in the Fund for Class I or N shares, respectively, in another DoubleLine Fund (if available). Any exchange is subject to the same minimums as an initial or subsequent investment, as applicable. You can request your exchange in writing or by calling the transfer agent at 877-DLine11 (877-354-6311). Be sure to read the current Prospectus for the Fund into which you are exchanging. Exchanges may only be made on days when both affected Funds are open for business. Any new account established through an exchange will have the same registration as the account from which you are exchanging and will have the same privileges as your original account (as long as they are available). In addition, the Trust reserves the right to change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions, to the extent permitted under applicable SEC rules.

Conversion of Shares Between Classes

From time to time, the Fund may authorize the conversion of shares of one class to another share class, provided that the shares of the other class are eligible for sale in the owner’s state of residence and all other applicable terms and conditions are met. Further information about conversion of shares between classes may be found in the SAI.

Notice Regarding Delivery of Fund Documents

You will receive periodic mailings regarding the Fund. In order to reduce the volume of mail you receive, only one copy of each mailing (including, for example, fund Prospectuses) may be sent to an address shared by two or more accounts or to shareholders we reasonably believe are from the same family or household. If you would like to receive one copy of a mailing for each account, please call 877-DLine11 (877-354-6311) to request individual copies of these documents. You must submit a written request to receive individual copies of a Prospectus or shareholder report. It may take up to thirty days to process your request.

Unclaimed Property

Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the inactivity period specified in your state’s abandoned property laws.

Cost Basis Reporting

When you redeem or exchange Fund shares, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally is required to report to you and the IRS on an IRS Form 1099-B or other applicable form cost-basis information with respect to those shares, as well as information about whether any gain or loss on your redemption or exchange is short- or long-term and whether any loss is disallowed under the “wash sale” rules. Such reporting generally is not required for shares held in a retirement or other tax-advantaged account. Cost basis is typically the price you pay for your shares (including reinvested dividends), with adjustments for certain commissions, wash-sales, organizational actions, and other items, including any returns of capital paid to you by the Fund in respect of your shares. Cost basis is used to determine your net gains and losses on any shares you redeem or exchange in a taxable account.

The Fund or your financial intermediary, as applicable, will permit you to select from a list of alternative cost basis reporting methods to determine your cost basis in Fund shares. If you do not select a particular cost basis reporting method, the Fund or financial intermediary will apply its default cost basis reporting method to your shares. If you hold your shares directly in a Fund account, the Fund’s default method (or the method you have selected by notifying the Fund) will apply; if you hold your shares in an account with a financial intermediary, the intermediary’s default method (or the method you have selected by notifying the intermediary) will apply. Please contact the Fund at 877-DLine11 (877-354-6311) or consult your financial intermediary, as appropriate, for more information on the available methods for cost basis reporting and how to select or change a particular method. You should consult your tax advisor concerning the application of these rules to your investment in the Fund, and to determine which available cost basis method is best for you.

Distributions

The amount of distributions of net investment income and of net realized long- and short-term capital gains payable to shareholders will be determined separately for each Fund class. Dividends of the net investment income of the Fund, if any, will be declared and paid at least annually. The Fund will distribute net realized short-term capital gains and net realized long-term capital gains, if any, at least annually. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. You may change your distribution election in writing or by telephone. Any change should be submitted to the transfer agent by phone at 877-DLine11 (877-354-6511) or in writing to DoubleLine Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 at least five calendar days prior to the record date of the next distribution. The Fund does not charge any fees or sales loads on shares purchased through the automatic reinvestment of distributions. You may request that distributions be paid by check. If you elect to receive distributions of net investment income and/or capital gains paid in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and will reinvest all subsequent distributions until instructed otherwise.

Taxes

This section provides a summary of certain U.S. federal income tax considerations relevant to an investment in the Fund; it is not intended to be a full discussion of tax laws and the effects of such laws on you, or to address all aspects of taxation that may apply to specific types of shareholders such as foreign persons. Furthermore, this discussion is based on the provisions of the Code that are in effect as of the date of this Prospectus, which provisions are subject to change, including retroactively. There may be other federal, state, or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor regarding your investment in the Fund (including the status of your distributions from the Fund). Additional tax information may be found in the SAI.

Taxes on Dividends and Distributions. For U.S. federal income tax purposes, distributions of investment income generally are taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments that generated the gains, rather than how long you have owned your shares. Distributions that the Fund properly reports to you as gains from investments that the Fund owned (or is deemed to have owned) for more than one year generally are treated as long-term capital gains includible in your net capital gain and taxed to individuals at reduced rates. Distributions of gains from investments that the Fund owned (or is deemed to have owned) for one year or less and gains on the sale of or payments on bonds characterized as having market discount generally are taxable to you as ordinary income. Distributions of investment income that the Fund properly reports to you as derived from qualified dividend income are taxed in the hands of individuals at the reduced rates applicable to net capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. The Fund does not expect a significant portion of its distributions to derive from qualified dividend income. The Fund’s investment strategy could result in the Fund realizing short-term capital gain and ordinary income, and therefore in Fund distributions taxable to shareholders as ordinary income rather than capital gain.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the “net investment income” of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts. For these purposes, net investment income generally includes dividends paid by the Fund, including any capital gain dividends, and net gains recognized on the sale, exchange or other taxable disposition of shares of the Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this tax on their investment in the Fund.

Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Distributions are taxable in the manner described herein whether you receive them in cash or reinvest them in additional shares of the Fund.

Distributions by the Fund to retirement plans and other tax-advantaged accounts that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable. Special tax rules apply to investments through such plans and/or accounts. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and/or account and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan and/or account.

The Fund’s investment in certain debt obligations, derivatives and hedging transactions can cause the Fund to recognize taxable income in excess of the cash generated by such investments. Thus, the Fund could be required at times to liquidate investments, including at times when it may not be advantageous to do so, in order to satisfy its distribution requirements (see “Tax Status of the Fund” below). Such dispositions could result in realization of capital gains, including short-term capital gains generally taxable to shareholders at ordinary income rates when distributed to them.

Absent a specific statutory exemption, dividends (other than capital gain dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). For taxable years beginning before January 1, 2015, regulated investment companies were not required to withhold any amounts with respect to distributions made to foreign persons of certain U.S.-source interest income (“interest-related dividends”) and net short-term capital gains in excess of long-term capital losses (“short-term capital gain dividends”), to the extent such distributions were properly reported as such by the regulated investment company in a written notice to shareholders. This exemption from withholding for interest- related and short-term capital gain dividends has expired for distributions with respect to taxable years of a regulated investment company beginning on or after January 1, 2015. It is currently unclear whether Congress will extend this exemption for distributions with respect to taxable years of a regulated investment company beginning on or after January 1, 2015, or what the terms of such an extension would be, including whether such extensions would have retroactive effect. If you are a non-U.S. investor, please consult your own tax advisor regarding the tax consequences of investing in the Fund.

Taxes When You Sell, Redeem or Exchange Your Shares. Any gain resulting from a sale, redemption, or exchange (including an exchange for shares of another fund) of your shares in the Fund generally will be subject to federal income tax at either short-term or long-term capital gain rates, depending on how long you owned your shares.

Tax Status of the Fund. The Fund intends to qualify and be treated each year as a regulated investment company under the Code, such that the Fund will not be subject to federal income tax on income and gains distributed to shareholders. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must meet requirements with respect to the sources of its income, the diversification of its assets, and the distribution of its income. The Fund could in some cases cure a failure to comply with these requirements, including by paying a Fund-level tax and, in the case of a diversification failure, disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such a failure, or if the Fund were otherwise to fail to qualify as a regulated investment company, the Fund would be subject to federal income tax on its net income at regular corporate rates without reduction for distributions to shareholders. When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund’s earnings and profits, thereby potentially diminishing shareholder returns.

Commodity-Related Investments. Income from certain commodity-linked instruments and from direct investments in commodities does not constitute qualifying income for purposes of the source of income requirement noted above. The tax treatment of certain other commodity-linked instruments in which the Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income. The Fund generally intends to gain exposure to commodities through direct investments that it believes give rise to qualifying income or indirectly through its investment in one or more subsidiaries in a manner that gives rise to qualifying income. The Fund must limit its investment in a subsidiary or group of subsidiaries to no more than 25% of the Fund’s total assets as of the end of each quarter of the Fund’s taxable year in order to meet the asset diversification requirement noted above.

All of a subsidiary’s net income will be included in the Fund’s income at the end of its tax year, whether or not distributed by the subsidiary to the Fund, and all such net income is expected to be treated as ordinary income. The Fund anticipates that any wholly-owned subsidiary will generally declare a dividend equal to the amount of such net income, to the Fund, each year. Net losses incurred by the Subsidiary during a tax year will not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments.

Investments in Foreign Securities. The Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s return on those securities may be decreased. If a Fund meets certain requirements with respect to its asset holdings, it will be eligible to elect to permit shareholders of the Fund to claim a credit or deduction with respect to foreign taxes paid by the Fund. In addition, investments in foreign securities may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Derivatives. The Fund’s use of derivatives may affect the amount, timing, and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders. In addition, the tax rules applicable to derivatives are in many cases uncertain under current law. An adverse determination, future guidance by the IRS or Treasury regulations, in each case with potentially retroactive effect, might bear adversely on the Fund’s satisfaction of the distribution or other requirements to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Investments in Other Funds. Special tax consequences may apply to shareholders of the Fund as a result of its investments in other funds. Please see the SAI under “Distributions and Taxes” for more information.

Backup Withholding. The Fund will be required in certain cases to withhold on distributions paid to a shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) who has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

Reporting. Shareholders will be advised annually as to the federal tax status of distributions made by the Fund for the preceding calendar year.

Consult your tax advisor about other possible tax consequences. This is a summary of certain U.S. federal income tax consequences of investing in the Fund. You should consult your tax advisor for more information on your own tax situation, including possible other federal, state, local and foreign tax consequences of investing in the Fund. For more information, see “Distributions and Taxes” in the SAI.

Morgan Stanley Index Description

As of May 24, 2016, the Morgan Stanley BFMCISM (the “Index”) is composed of futures contracts on eleven commodities, which were selected based on (i) the contracts’ historical backwardation relative to other commodity-related futures contracts and (ii) the contracts’ historical liquidity. Of the commodities represented in the Index, five are in the energy sector, two are in the industrial metals sector, and four are in the agricultural and livestock sectors. As of the date of its last reconstitution, the Index’s exposure was weighted approximately one third to each of the energy sector, the industrial metals sector, and the agricultural and livestock sectors.

The Index is typically re-balanced annually in January. The Index’s actual exposure to futures contracts and sectors will change throughout the year based on changes in the market values of the futures contracts. The Morgan Stanley Index Sponsor also may alter the commodities that comprise the Index or the parameters that determine the futures contracts that comprise the Index.

The futures contract schedule (the roll schedule) for each futures contract within the Index was designed to seek to minimize the effect of negative roll yield compared to rolling nearby futures contracts. The roll schedules for each commodity remains static unless changed by the Morgan Stanley Index Sponsor’s index committee in an event of unanticipated market disruption.

* * * * *

Backwardation refers to a potential market structure where longer dated futures contracts are cheaper than spot prices for the underlying or reference commodity. Longer dated contracts of a backwardated commodity have the potential to appreciate as contracts approach expiration. “Roll yield” refers to the return generated by rolling Futures contracts.

You, as an investor in the Fund, should conduct your own investigation into the Index and the Morgan Stanley Index Sponsor.

* * * * *

Morgan Stanley Index Disclaimers

NOTHING IN THE FOLLOWING DISCLAIMER IS INTENDED TO MODIFY THE OBLIGATIONS OF ANY MORGAN STANLEY AFFILIATE, INCLUDING WITHOUT LIMITATION, MORGAN STANLEY SMITH BARNEY LLC (“MSSB”), UNDER ANY APPLICABLE AGREEMENT BETWEEN ANY SUCH AFFILIATE AND ITS RESPECTIVE CLIENTS WHO PURCHASE FUND SHARES THROUGH SUCH AFFILIATE.

THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL GROUP INC. (“MORGAN STANLEY”). NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS (WHICH FOR PURPOSES OF THIS DISCLAIMER INCLUDES WITHOUT LIMITATION ICE DATA, LLP, CHICAGO MERCANTILE EXCHANGE INC., AND THE LONDON METAL EXCHANGE) OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, REGARDING THE ADVISABILITY OF INVESTING IN THIS FUND OR THE ABILITY OF THE MORGAN STANLEY BFMCISM (THE “INDEX”) TO TRACK MARKET PERFORMANCE. THE INDEX IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY. MORGAN STANLEY AND THE INDEX ARE SERVICE MARKS OF MORGAN STANLEY AND/OR A MORGAN STANLEY AFFILIATE AND HAVE BEEN LICENSED TO DOUBLELINE COMMODITY LP FOR USE FOR CERTAIN PURPOSES BY DOUBLELINE COMMODITY LP (“LICENSEE”). MORGAN STANLEY HAS NO OBLIGATION TO TAKE THE NEEDS OF THE LICENSEE, ISSUER OR OWNERS OF THIS FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX IS RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND OR ITS ASSETS OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THIS FUND IS REDEEMABLE. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION

WITH THE INDEX HAS OR WILL HAVE ANY OBLIGATION OR LIABILITY TO OWNERS OF THIS FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THIS FUND.

ALTHOUGH MORGAN STANLEY OR ITS AGENTS OR SERVICE PROVIDERS SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEX FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS AND COUNTERPARTIES, OWNERS OF OR INVESTORS IN THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND DO HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY AGENT OF MORGAN STANLEY OR ANY MORGAN STANLEY AFFILIATE (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NO PURCHASER, SELLER OR HOLDER OF THIS SECURITY, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MORGAN STANLEY TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THIS PRODUCT WITHOUT FIRST CONTACTING MORGAN STANLEY TO DETERMINE WHETHER MORGAN STANLEY’S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MORGAN STANLEY WITHOUT THE PRIOR WRITTEN PERMISSION OF MORGAN STANLEY.

Financial Highlights

Because the Fund is newly formed, there is no financial or performance information for the Fund included in this Prospectus. Financial information for the Fund from May 18, 2015 through September 30, 2015 is available in the Fund’s semiannual report, copies of which, together with updated information on the Fund’s investment results, may be obtained at no charge by calling 877-DLine11 (877-354-6311) or by visiting the Fund’s website at www.doublelinefunds.com. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

PRIVACY POLICY

What Does DoubleLine Do With Your Personal Information?

Financial companies choose how they share your personal information. This notice provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a DoubleLine affiliated company.

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you may give us orally;

•	Information about your transactions with us or others;

•	Information you submit to us in correspondence, including emails or other electronic communications; and

•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

The types of personal information DoubleLine collects and shares depend on the product or service you have with us. This information may include:

•	Social Security Number;

•	account balances;

•	transaction or loss history;

•	assets;

•	investment experience;

•	account transactions;

•	risk tolerance.

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•

To provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.

•

DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.

•

To alert a customer to other financial products and services offered by DoubleLine or an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 877-DLine11 (877-354-6311). If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We have procedures designed to limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We seek to maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Information Collected from Websites. Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Certain portions of doublelinefunds.com are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

As required by federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify this policy at any time, but in the event that there is a change, DoubleLine will promptly inform its customers of that change.

DoubleLine Funds Trust

You can find more information about the Fund in the following documents:

Statement of Additional Information (SAI)

The Fund’s SAI provides more details about the Fund’s investments and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference into this document and is legally considered part of this Prospectus. The SAI can be reviewed and photocopied at the SEC’s Public Reference Room in Washington, D.C.

Annual and Semi-Annual Reports

Additional information about the Fund’s investments is or will be available in the Fund’s Annual and Semi-Annual Reports to shareholders. The Fund’s annual report contains a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s most recent fiscal year.

TO OBTAIN INFORMATION

You can obtain a free copy of these documents, request other information, or make general inquiries about the Fund by contacting the Fund:

By Internet:

Go to www.doublelinefunds.com

By Telephone:

Call 877-DLine11 (877-354-6311) or your financial intermediary.

By Mail:

Write to:

DoubleLine Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

From the SEC:

Reports and other information about the Fund (including the SAI) can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. The reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File Number 811-22378

Return Address:

333 S. Grand Ave., Suite 1800    Los Angeles, CA 90071

1 (877) DLINE11 or 1 (877) 354-6311

fundinfo@doubleline.com    www.doublelinefunds.com